Subject to Revision
Series Term Sheet Dated March 19, 2007

                                                  Wachovia Mortgage Loan Trust, LLC
                                                 Mortgage Pass-Through Certificates,
                                                            Series 2007-A
                                                            $291,450,000
                                                             Approximate

                                                 Wachovia Mortgage Loan Trust, LLC
                                                              Depositor

                                                 Wachovia Bank, National Association
                                                               Seller

                                                   U.S. Bank National Association
                                     Master Servicer, Certificate Administrator and Paying Agent

                                      National City Mortgage Co., Fifth Third Mortgage Company,
                                         SunTrust Mortgage, Inc., and Wells Fargo Bank, N.A.

                                                      Servicers and Originators

                                                             DISCLAIMER

   Important Notice about Information Presented in this Series Term Sheet, the Term Sheet Supplement and the Base Prospectus with respect to the Certificates

We provide information to you about the Certificates in three or more separate documents that provide progressively more detail:

         •        the base prospectus,  dated May 23, 2006, which provides general  information,  some of which may not apply to the
                  Certificates;

         •        the term sheet supplement, which provides general information about the Certificates; and

         •        this Series Term Sheet,  which describes  terms  applicable to the classes of  Certificates  described  herein and provides  a  description  of  certain  collateral  stipulations  of the  mortgage  loans  and the  parties  to the transaction, and provides other information related to the Certificates.

This  Series  Term Sheet  provides a very  general  overview of certain  terms of the  Certificates  and does not contain all of the information  that  you  should  consider  in  making  your  investment  decision.  To  understand  all of the  terms  of a class  of
Certificates, you should read carefully this document, the term sheet supplement, and the entire base prospectus.

This Series Term Sheet is not  required  to, and does not,  contain all  information  that is required to be included in the related prospectus and the  prospectus  supplement for the offered  certificates.  The  information in this Series Term Sheet is preliminary and is subject to completion or change.

If the  description  of the  Certificates  in this Series Term Sheet differs from the  description of the  Certificates  in the base prospectus or the term sheet supplement, you should rely on the description in this Series Term Sheet.

This material is for your private  information,  Wachovia Capital Markets,  LLC, (the  ’Underwriter“) is not soliciting any action based upon it. This  material is not to be  construed  as an offer to sell or the  solicitation  of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The depositor has filed a registration  statement (including a prospectus) with the SEC for the offering to which this communication  relates.  Before you invest, you should read the prospectus in the registration  statement and other documents the depositor has filed with the SEC (SEC File No.  333-130771) for more complete information  about the depositor,  the issuing entity and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any Underwriter or any dealer  participating  in the offering will arrange  to send you the  prospectus  at no charge  if you  request  it by  calling  toll free  1-800-745-2063  (8am-5pm  EST).  The certificates  referred to in these materials,  and the asset pools backing them, are subject to modification or revision  (including the  possibility  that one or more classes of  certificates  may be split,  combined or  eliminated at any time prior to issuance or availability  of a final  prospectus)  and are offered on a “when,  as and if issued”  basis.  You understand  that,  when you are considering  the purchase of these  offered  certificates,  a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have  confirmed the allocation of  certificates  to be made to you; any  ’indications  of interest“  expressed by you, and any “soft circles” generated by us, will not create binding  contractual  obligations for you or
us. As a result of the foregoing,  you may commit to purchase offered  certificates that have  characteristics  that may change, and you are advised  that all or a portion of the offered  certificates  may not be issued that have the  characteristics  described  in these materials.  Our obligation to sell offered  certificates to you is conditioned on the offered  certificates  that are actually issued having the  characteristics  described in these  materials.  If we determine  that condition is not satisfied in any material respect,  we will notify you, and neither the depositor nor the  Underwriter  will have any obligation to you to deliver any portion of the certificates which you have committed to purchase.

You have  requested  that the  Underwriter  provide to you  information  in connection  with your  consideration  of the purchase of certain  certificates  described in this  information.  This  information is being provided to you for informative  purposes only in response to your specific request.  The Underwriter  described in this information may from time to time perform  investment banking services for, or solicit  investment  banking  business  from, any company named in this  information.  The  Underwriter  and/or its employees may from time to time have a long or short  position in any contract or  certificate  discussed in this  information.  The information  contained  herein  supersedes  any previous such  information  delivered to you and may be  superseded  by  information delivered  to you prior to the time of sale.  Notwithstanding  anything  herein to the  contrary,  you (and each of your  employees, representatives  or other agents) may disclose to any and all persons,  without  limitation of any kind, the United States  federal, state and local income “tax  treatment” and “tax  structure” (in each case,  within the meaning of Treasury  Regulation  Section
1.6011-4) and all materials of any kind (including  opinions or other tax analyses) of the transaction  contemplated hereby that are provided to you (or your  representatives)  relating to such tax treatment and tax  structure,  other than the name of the issuer or information  that would permit  identification  of the issuer,  and except that with respect to any document or similar item that in either case contains  information  concerning the tax treatment or tax structure of the  transaction  as well as other  information, this  sentence  shall only apply to such portions of the document or similar item that relate to the United  States  federal,  state and local income tax treatment or tax structure of the transaction.

                                                               2

Prospective  investors should conduct a thorough and independent  review of the legal,  tax, and accounting  aspects of any proposed investment in light of their  particular  circumstances.  Although the  information  set forth herein is reflective of the terms, as of the specified  date,  under which  Wachovia  believes an issuance of  securities or other  transaction  might be  structured,  no assurance  can be given that such an issuance or  transaction  will in fact be  consummated  and no specific  issuer is obligated to issue such  securities  or  obligations.  All such  information  is not intended to be, and shall not be regarded or  construed  as, recommendations  for, or an offer or commitment for, any financial  transaction or any investment,  tax, legal or acounting  advice, and Wachovia shall not be relied upon for the same without a specific,  written agreement between us.  Information  contained herein has been obtained from sources  believed to be reliable,  but its accuracy or completeness  is not guaranteed by Wachovia,  nor does any Wachovia  entity  assume any liability for any loss which may result from reliance  thereon.  Expressions  of opinion  contained herein are given in good faith, but are subject to change without notice.

Wachovia  Securities  is the  trade  name for the  corporate  and  investment  banking  services  of  Wachovia  Corporation  and its subsidiaries.  Debt and equity underwriting,  trading,  research and sales, loan syndications agent services,  and corporate finance and M&A advisory  services are offered by Wachovia  Capital Markets,  LLC, member NASD, NYSE and SIPC.  Mezzanine  capital,  private equity,  municipal securities trading and sales, cash management,  credit,  international,  leasing and risk management products and services are offered by various non-broker dealer subsidiaries of Wachovia Corporation.

Risk Factors

The Certificates are not suitable  investments for all investors.  In particular,  you should not purchase any class of Certificates unless you understand the prepayment,  credit,  liquidity and market risks  associated with that class. The Certificates are complex securities.  You should  possess,  either alone or together with an  investment  advisor,  the  expertise  necessary to evaluate the information  contained in this Series Term Sheet,  the term sheet  supplement and the base  prospectus for the  Certificates  in the context of your  financial  situation  and  tolerance  for risk.  You should  carefully  consider,  among other  things,  all of the applicable  risk factors in  connection  with the purchase of any class of the  Certificates  listed in the section  entitled  "Risk
Factors" in the term sheet supplement and the base prospectus.

Important Disclosure For International Clients
For the purposes of Section 21  Financial  Services and Markets Act 2000 (the  “Act”),  the content of this  communication  has been approved by Wachovia Securities International Limited, a regulated person under the Act.

This document is for your  information  only and is not an offer to sell, or a  solicitation  of an offer to buy, the  securities or
instruments  named or described in this  document.   Interested  parties are advised to contact the entity with which they deal,  or
the entity that provided  this document to them, if they desire  further  information.   The  information  in this document has been
obtained or derived from sources believed by Wachovia  Securities  International  Limited,  to be reliable,  but Wachovia Securities
International  Limited,  does not represent that this  information is accurate or complete.  Any opinions or estimates  contained in this document represent the judgment of Wachovia Securities  International  Limited, at this time, and are subject to change without
notice.   Wachovia  Securities  International  Limited,  and its  affiliates  may from time to time provide  advice with respect to, acquire, hold, or sell a position in, the securities or instruments named or described in this document.
                     Copyright © 2006 Wachovia Securities International Limited.

                                                               3

------------------------------------------------------------------------------------------------------------------------------------------
                                                              To CPB (3)
------------------------------------------------------------------------------------------------------------------------------------------
               Group/         Expected                                                        Expected       Expected         Expected
                                                                               Interest         WAL          Principal
                                                                  Initial        Rate          (Yrs.)     Payment Window      Ratings
  Class     Product Type      Size((1))        Tranche Type     Coupon((2))    Type((2))      CPB((3))       CPB((3))       (S&P/Fitch)
------------------------------------------------------------------------------------------------------------------------------------------
                                                          Offered Certificates
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------
  1-A-1        Group         $40,510,000          Super           5.9430%      Variable         1.66       04/07 - 12/09      AAA/AAA
               1 3/1                              Senior                        Net WAC
                ARMs                           Pass-Through
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------
  1-A-2        Group         $1,687,900        Super Senior       5.9430%      Variable         1.66       04/07 - 12/09      AAA/AAA
               1 3/1                             Support,                       Net WAC
                ARMs                           Pass-Through
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------
               Group                              Super
  2-A-1          2          $129,063,000          Senior          5.8775%      Variable         2.50       04/07 - 02/12      AAA/AAA
              5/1 ARMs                         Pass-Through                     Net WAC
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------
  2-A-2        Group         $5,378,000        Super Senior       5.8775%      Variable         2.50       04/07 - 02/12      AAA/AAA
                 2                               Support,                       Net WAC
              5/1 ARMs                         Pass-Through
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------
               Group                              Super
  3-A-1        3 7/1         $75,982,000          Senior          6.0768%      Variable         2.83       04/07 - 02/14      AAA/AAA
                ARMs                           Pass-Through                     Net WAC
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------
               Group                           Super Senior
  3-A-2        3 7/1         $3,166,000          Support,         6.0768%      Variable         2.83       04/07 - 02/14      AAA/AAA
                ARMs                           Pass-Through                     Net WAC
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------
               Group                              Super
  4-A-1          4           $25,211,000          Senior          6.3027%      Variable         3.15       04/07 - 01/17      AAA/AAA
             10/1 ARMs                         Pass-Through                     Net WAC
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------
  4-A-2        Group         $1,050,000        Super Senior       6.3027%      Variable         3.15       04/07 - 01/17      AAA/AAA
                 4                               Support,                       Net WAC
             10/1 ARMs                         Pass-Through
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------
  1-A-R                         $100         Senior/Residual      5.9430%      Variable         0.06       04/07 - 04/07      AAA/AAA
                                                                                Net WAC
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------
   B-1                       $6,023,000        Subordinate        5.9828%      Variable         4.26       04/07 - 01/17       NR/AA
                                                                                Net WAC
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------
   B-2                       $1,910,000        Subordinate        5.9828%      Variable         4.26       04/07 - 01/17        NR/A
                                                                                Net WAC
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------
   B-3                       $1,469,000        Subordinate        5.9828%      Variable         4.26       04/07 - 01/17       NR/BBB
                                                                                Net WAC
------------------------------------------------------------------------------------------------------------------------------------------
                                                           Not Offered Hereby
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------
   B-4                        $881,000         Subordinate                                                                     NR/BB
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------
   B-5                        $735,000         Subordinate                                                                      NR/B
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------
   B-6                       $734,973.11       Subordinate                                                                       NR
---------- --------------- ---------------- ------------------- ------------ -------------- ------------- ---------------- ---------------

(1)  Class sizes are subject to a +/-5% variance.

(2)  The coupons for the Class 1-A-1,  Class 1-A-2,  Class 1-A-R,  Class 2-A-1,  Class 2-A-2,  Class 3-A-1,  Class 3-A-2,  Class
     4-A-1 and Class 4-A-2  Certificates will equal the weighted average of the Net Mortgage Interest Rates of the Group 1, Group 2,
     Group 3 and Group 4 Mortgage  Loans,  respectively.  The coupons  for the Class B-1,  B-2 and B-3  Certificates  will equal the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans in each Loan Group.

(3)  The expected  weighted  average lives and expected  principal  payment windows are calculated based upon a prepayment speed of 25% CPR to the reset date.  CPB implies that  prepayments in full are  individually  applied to each  hypothetical  Mortgage
     Loan at its first reset date.

                                                               4

----------------------------------------------------------------------------------------------------------------------------------------
                                                              To Maturity
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
               Group/         Expected                                                       Expected       Expected        Expected
                                                                                                           Principal
                                                                              Interest         WAL          Payment
                                                                 Initial        Rate          (Yrs.)         Window         Ratings
  Class     Product Type     Size((1))        Tranche Type     Coupon((2))    Type((2))      CPR((3))       CPR((3))      (S&P/Fitch)
----------------------------------------------------------------------------------------------------------------------------------------
                                                         Offered Certificates
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
  1-A-1        Group        $40,510,000          Super           5.9430%      Variable         3.29      04/07 - 01/37      AAA/AAA
               1 3/1                             Senior                        Net WAC
                ARMs                          Pass-Through
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
  1-A-2        Group         $1,687,900       Super Senior       5.9430%      Variable         3.29      04/07 - 01/37      AAA/AAA
               1 3/1                            Support,                       Net WAC
                ARMs                          Pass-Through
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
               Group                             Super
  2-A-1          2          $129,063,000         Senior          5.8775%      Variable         3.33      04/07 - 02/37      AAA/AAA
              5/1 ARMs                        Pass-Through                     Net WAC
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
  2-A-2        Group         $5,378,000       Super Senior       5.8775%      Variable         3.33      04/07 - 02/37      AAA/AAA
                 2                              Support,                       Net WAC
              5/1 ARMs                        Pass-Through
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
               Group                             Super
  3-A-1        3 7/1        $75,982,000          Senior          6.0768%      Variable         3.32      04/07 - 02/37      AAA/AAA
                ARMs                          Pass-Through                     Net WAC
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
               Group                          Super Senior
  3-A-2        3 7/1         $3,166,000         Support,         6.0768%      Variable         3.32      04/07 - 02/37      AAA/AAA
                ARMs                          Pass-Through                     Net WAC
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
               Group                             Super
  4-A-1          4          $25,211,000          Senior          6.3027%      Variable         3.35      04/07 - 01/37      AAA/AAA
             10/1 ARMs                        Pass-Through                     Net WAC
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
  4-A-2        Group         $1,050,000       Super Senior       6.3027%      Variable         3.35      04/07 - 01/37      AAA/AAA
                 4                              Support,                       Net WAC
             10/1 ARMs                        Pass-Through
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
  1-A-R                         $100        Senior/Residual      5.9430%      Variable         0.06      04/07 - 04/07      AAA/AAA
                                                                               Net WAC
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
   B-1                       $6,023,000       Subordinate        5.9828%      Variable         6.07      04/07 - 02/37       NR/AA
                                                                               Net WAC
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
   B-2                       $1,910,000       Subordinate        5.9828%      Variable         6.07      04/07 - 02/37        NR/A
                                                                               Net WAC
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
   B-3                       $1,469,000       Subordinate        5.9828%      Variable         6.07      04/07 - 02/37       NR/BBB
                                                                               Net WAC
----------------------------------------------------------------------------------------------------------------------------------------
                                                          Not Offered Hereby
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
   B-4                        $881,000        Subordinate                                                                    NR/BB
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
   B-5                        $735,000        Subordinate                                                                     NR/B
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------
   B-6                      $734,973.11       Subordinate                                                                      NR
---------- --------------- --------------- ------------------- ------------ -------------- ------------- --------------- ---------------

(1)   Class sizes are subject to a +/-5% variance.

(2)   The coupons for the Class 1-A-1,  Class 1-A-2,  Class 1-A-R,  Class 2-A-1,  Class 2-A-2,  Class 3-A-1,  Class 3-A-2,  Class
      4-A-1 and Class 4-A-2  Certificates  will equal the weighted average of the Net Mortgage  Interest Rates of the Group 1, Group
      2, Group 3 and Group 4 Mortgage Loans,  respectively.  The coupons for the Class B-1, B-2 and B-3 Certificates  will equal the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans in each Loan Group.

(3)   The expected  weighted  average lives and expected  principal  payment windows are calculated based upon a prepayment speed of 25% CPR to the maturity date.

                                                               5

----------------------------------------------------------------------------------------------------------------------------------------------
                                             Collateral Summary of the Aggregate Mortgage Loans
----------------------------------------------------------------------------------------------------------------------------------------------
Description of the Aggregate Mortgage Loans
The Mortgage Loans consist of mainly 3/1, 5/1, 7/1 and 10/1 Hybrid ARMs secured by first liens on one-to-four family  residential  properties segregated  into four loan  groups.  The Group 1 Mortgage  Loans  consist  mainly of 3/1 Hybrid  ARMs  which have a fixed  interest  rate for approximately  the first 3 years after  origination  and  thereafter  have an interest rate that adjusts  annually and is indexed to One-Year
LIBOR or One-Year CMT and one mortgage loan that has an interest  rate that adjusts  annually and is indexed to One-Year  LIBOR.  The Group 2
Mortgage  Loans  consist of 5/1 Hybrid  ARMs which have a fixed  interest  rate for  approximately  the first 5 years after  origination  and thereafter have an interest rate that adjusts  annually and is indexed to One-Year LIBOR.  The Group 3 Mortgage Loans consist of seasoned 7/1
Hybrid ARMs which have a fixed interest rate for  approximately the first 7 years after origination and thereafter have an interest rate that adjusts  annually  and is indexed to One-Year  LIBOR or One-Year  CMT.  The Group 4 Mortgage  Loans  consist of 10/1 Hybrid ARMs which have a fixed interest rate for  approximately the first 10 years after origination and thereafter have an interest rate that adjusts annually and is indexed to One-Year LIBOR.
----------------------------------------------------------------------------------------------------------------------------------------------

The collateral statistics for the Mortgage Loans listed below are as of the Cut-off Date assuming all scheduled payment are made on such date and are subject to change.  The balances and percentages may not be exact due to rounding.
----------------------------------------------------------------------------------------------------------------------------------------------

                                                               6

--------------------------------------------------------------------------------------------------------------------------------------------
                                             Collateral Summary of the Aggregate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------------------------------
                                                Group 1*            Group 2             Group 3            Group 4            Total

Product Type                                    3/1 ARMs            5/1 ARMs           7/1 ARMs           10/1 ARMs

Servicer and Originator
         National City                            N/A                71.67%             25.47%              4.13%             41.69%
         Fifth Third                             20.10%              21.60%             41.54%             28.62%             27.63%
         SunTrust                                5.70%               6.73%              31.15%             67.26%             19.07%
         Wells Fargo                             74.20%               N/A                1.83%               N/A              11.62%

Number of Mortgage Loans                           65                 267                 143                48                 523

Total Principal Balance                      $43,956,838.69     $140,042,828.88     $82,445,974.04     $27,355,331.50     $293,800,973.11

Average Principal Balance                     $676,259.06         $524,504.98         $576,545.27        $569,902.74        $561,760.94

WA Months to First Rate Adjustment                 28                  56                 77                 113                63

WA Age (months)                                    7                   4                   7                  7                  6

WA Original Term (months)                         360                 360                 359                360                360

WA Remaining Term (months)                        353                 356                 352                353                354

WA Gross Coupon                                  6.237%              6.175%             6.430%             6.685%             6.303%

WA Administrative Fee Rate                       0.294%              0.297%             0.353%             0.382%             0.320%

WA Net Coupon                                    5.943%              5.878%             6.077%             6.303%             5.983%

WA Initial Cap                                   2.000%              5.000%             5.000%             5.000%             4.551%

WA Periodic Cap                                  2.000%              2.000%             2.000%             2.000%             2.000%

WA Life Cap                                      6.000%              4.976%             5.013%             5.000%             5.142%

Minimum Coupon                                   4.750%              5.000%             5.250%             6.000%             4.750%

Maximum Coupon                                   7.750%              7.375%             7.250%             7.250%             7.750%

WA Maximum Lifetime Interest Rate               12.237%             11.175%             11.442%            11.685%            11.456%

WA Gross Margin                                  2.621%              2.250%             2.261%             2.267%             2.310%

WA Net Margin                                    2.327%              1.953%             1.908%             1.885%             1.990%

1-Year LIBOR Index Percentage                    25.80%             100.00%             98.17%             100.00%            88.38%

1-Year CMT Index Percentage                      74.20%              0.00%               1.83%              0.00%             11.62%

WA Original FICO                                  734                 736                 743                738                738

WA Original LTV Ratio                            70.81%              70.54%             72.76%             71.50%             71.30%

WA Current LTV Ratio                             69.64%              70.23%             72.61%             71.09%             70.89%

Interest Only Percentage                         83.47%              86.01%             82.62%             96.64%             85.67%

California Concentration Percentage              16.45%              38.80%              6.39%              4.09%             23.13%

Maximum ZIP Code Percentage                   33615(4.46%)        94539(1.26%)       32137(1.85%)       45208(5.64%)       45208(1.10%)

*Includes one 1/1 Hybrid ARM

                                                               7

SUMMARY OF TERMS

Title of Securities:          Wachovia Mortgage Loan Trust, LLC Mortgage Pass-Through Certificates, Series 2007-A.

Depositor:                    Wachovia Mortgage Loan Trust, LLC.

Seller:                       Wachovia Bank, National Association (“Wachovia Bank”).

Originators:                  National City  Mortgage Co.  (“NatCity”),  Fifth Third  Mortgage  Company  (“Fifth  Third”),  SunTrust
                              Mortgage,  Inc.  (“SunTrust”),  and  Wells  Fargo  Bank,  N.A.  (“Wells  Fargo”)  (collectively,   the
                              “Originators”).

Servicers:                                                      Servicer Ratings
                              Servicer         Moody's          S&P          Fitch
                              NatCity          N/A         Above Average     RPSI-
                              Fifth Third      N/A              N/A          N/A
                              SunTrust         SQ2+             N/A          RPS2
                              Wells Fargo      SQ1            Strong         RPS1

Underwriter:                  Wachovia Capital Markets, LLC (“Wachovia Securities”).

Trustee:                      HSBC Bank USA, National Association.

Master Servicer:              U.S. Bank National Association.

Certificate Administrator
 and Paying Agent:            U.S. Bank National Association.

Document Custodian:           U.S. Bank National Association.

Rating Agencies:                    The Class 1-A-1,  Class 1-A-2,  Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1,
                              Class  4-A-2 and the  Class  1-A-R  Certificates  will be rated by both  Standard  and  Poor’s  Rating
                              Services  (“S&P”) and Fitch Ratings  (“Fitch”).  The Class B-1,  Class B-2,  Class B-3, Class B-4, and
                              Class B-5 will be rated by Fitch only.  The Class B-6 Certificates will not be rated.

Senior Certificates:          $    40,510,000     Class 1-A-1 Certificates

                              $   129,063,000     Class 2-A-1 Certificates
                              $     5,378,000     Class 2-A-2 Certificates
                              $    75,982,000     Class 3-A-1 Certificates
                              $     3,166,000     Class 3-A-2 Certificates
                              $    25,211,000     Class 4-A-1 Certificates
                              $     1,050,000     Class 4-A-2 Certificates
                              $          100      Class 1-A-R Certificates

                              The Class 1-A-1, Class 1-A-2, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class
                              4-A-1 and Class 4-A-2 Certificates are also referred to herein as the "Class A Certificates."

Subordinate Certificates:        Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (the "Class B
                              Certificates").

Offered Certificates:         Only the Class 1-A-1, Class 1-A-2, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2,
                              Class 4-A-1, Class 4-A-2, Class B-1, Class B-2 and Class B-3 Certificates are being offered under this Series Term Sheet and the Term Sheet Supplement.

                                                               8

Expected Settlement Date:     On or about March 30, 2007.

Distribution Date:            20th of each month, or, if that day is not a business day, the next succeeding business day beginning in April, 2007.

Cut-off Date:                 March 1, 2007

Days Delay:                   19 days

Day Count:                    30/360

Clearing:                     DTC, Clearstream and Euroclear.

Denominations:                $10,000 and integral multiples of $1.00 in excess of that amount for each class of Offered
                              Certificates (other than the Class 1-A-R Certificates).

Group 1 Mortgage Loans:       3/1 Hybrid ARM Residential Mortgage Loans:
                              The Group 1 Mortgage  Loans consist of mainly 3/1 Hybrid ARMs  originated and serviced by Fifth Third,
                              SunTrust,  and Wells Fargo which have a fixed interest rate for  approximately  3 years and thereafter have an interest rate that adjusts  annually,  and is indexed to One-Year LIBOR or One-Year CMT in the case of the Wells Fargo  Mortgage  Loans.  There is one Mortgage  Loan that has an interest  rate that adjusts  annually  and is  indexed to  One-Year  LIBOR.  Approximately  83.47% of the Group 1 Mortgage
                              Loans  require  only the  payment  of  interest  until the month  following  the first  interest  rate adjustment  date.  The mortgage  interest rate adjusts at the end of the initial  fixed  interest rate period and annually  thereafter.  The mortgage  interest rates will be indexed to One-Year  LIBOR,  or
                              One-Year  CMT in the case of the Wells  Fargo  Mortgage  Loans,  and will  adjust to that index plus a gross  margin.  The  mortgage  interest  rates  generally  have a  periodic  cap of 2% for  the  first adjustment  date and 2% for  every  adjustment  date  thereafter.  The  mortgage  interest  rates  are subject to lifetime maximum mortgage interest rates,  which are generally 6% over the initial mortgage interest rate.

Group 2 Mortgage Loans:       5/1 Hybrid ARM Residential Mortgage Loans:
                                    The Group 2 Mortgage Loans consist of 5/1 Hybrid ARMs originated and serviced by NatCity,  Fifth
                              Third, and SunTrust which have a fixed interest rate for  approximately 5 years and thereafter have an interest  rate that adjusts  annually and is indexed to One-Year  LIBOR.  Approximately  86.01% of the
                              Group 2 Mortgage  Loans  require  only the payment of  interest  until the month  following  the first interest  rate  adjustment  date.  The mortgage  interest rate adjusts at the end of the initial fixed interest  rate  period  and  annually  thereafter.  The  mortgage  interest  rates  will be indexed to
                              One-Year  LIBOR and will  adjust to that  index  plus a gross  margin.  The  mortgage  interest  rates generally  have periodic caps of 5% for the first  adjustment  date and 2% for every  adjustment  date thereafter.  The mortgage  interest rates are subject to lifetime  maximum  mortgage  interest  rates, which are generally 5% over the initial mortgage interest rate.

Group 3 Mortgage Loans:       Seasoned 7/1 Hybrid ARM Residential Mortgage Loans:
                              The Group 3 Mortgage  Loans  consist of 7/1 Hybrid ARMs  originated  and  serviced  by NatCity,  Fifth
                              Third,  SunTrust,  and Wells  Fargo which have a fixed  interest  rate for  approximately  7 years and thereafter  have an interest rate that adjusts  annually and is indexed to One-Year LIBOR, or One-Year
                              CMT in the case of the Wells  Fargo  Mortgage  Loans.  Approximately  82.62%  of the Group 3  Mortgage
                              Loans  require  only the  payment  of  interest  until the month  following  the first  interest  rate adjustment  date.  The mortgage  interest rate adjusts at the end of the initial  fixed  interest rate period and annually  thereafter.  The mortgage  interest rates will be indexed to One-Year  LIBOR,  or
                              One-Year CMT in the case of the Wells Fargo  Mortgage Loans and will adjust to that index plus a gross margin.  The mortgage  interest rates generally have periodic caps of 5% for the first adjustment date and 2% for every  adjustment  date  thereafter.  The mortgage  interest  rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate.

                                                               9

Group 4 Mortgage Loans:        10/1 Hybrid ARM Residential Mortgage Loans:
                                    The Group 4 Mortgage  Loans  consist of 10/1 Hybrid  ARMs  originated  and  serviced by NatCity,
                               Fifth  Third,  and  SunTrust  which  have a fixed  interest  rate  for  approximately  10  years  and thereafter  have  an  interest  rate  that  adjusts  annually  and  is  indexed  to  One-Year  LIBOR.
                               Approximately  96.64% of the Group 4 Mortgage  Loans  require only the payment of interest  until the month  following the first interest rate adjustment  date. The mortgage  interest rate adjusts at the end of the initial fixed interest rate period and annually  thereafter.  The mortgage  interest rates will be indexed to One-Year  LIBOR and will adjust to that index plus a gross  margin.  The  mortgage interest  rates  generally  have periodic caps of 5% for the first  adjustment  date and 2% for every adjustment date  thereafter.  The mortgage  interest rates are subject to lifetime  maximum  mortgage interest rates, which are generally 5% over the initial mortgage interest rate.

Loan Groups:                   Collectively, the Group 1, Group 2, Group 3 and Group 4 Mortgage Loan Groups.

Pricing Prepayment Speed:      25% CPB for each Loan Group.

ERISA Eligibility:             The  Offered  Certificates  (other than the Class  1-A-R  Certificates)  may be acquired or held by a person  investing  assets  of any  employee  benefit  plan or other  retirement  arrangement  that is subject  to Title I of the  Employee  Retirement  Income  Security  Act of 1974,  as  amended,  or to
                               Section 4975 of the Internal Revenue Code of 1986, as amended,  under the circumstances  described in the Prospectus Supplement.

SMMEA Eligibility:             The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Tax Structure:                 REMIC.

Optional Clean-up Call:        At its option,  the Master  Servicer may  purchase  all of the  Mortgage  Loans from the Trust on any
                               Distribution  Date on or after which the aggregate  stated  principal  balance of the Mortgage  Loans declines to 5% or less of the aggregate unpaid principal balance as of the Cut-off Date.

Principal Distribution:        Principal  will be allocated to the  certificates  according  to the Priority of  Distributions:  The
                               Senior  Principal  Distribution  Amount for Group 1 will  generally be  allocated  first to the Class
                               1-A-R  Certificates  and then to the Class 1-A-1 and 1-A-2  Certificates  pro-rata  until their class balances  have been  reduced  to zero.  The  Senior  Principal  Distribution  Amount for Group 2 will generally be allocated to the Class 2-A-1 and 2-A-2  Certificates  pro-rata until their class balance has been reduced to zero.  The Senior  Principal  Distribution  Amount for Group 3 will  generally be allocated  to the Class 3-A-1 and 3-A-2  Certificates  pro-rata  until  their class  balance has been reduced to zero.  The Senior  Principal  Distribution  Amount for Group 4 will generally be allocated to the Class 4-A-1 and 4-A-2  Certificates  pro-rata  until their class  balance has been  reduced to zero.

                               The  Subordinate  Principal  Distribution  Amount will  generally  be  allocated  to the  Subordinate
                               Certificates  on a pro-rata  basis but will be  distributed  sequentially  in  accordance  with their numerical  class  designations.  After the class balances of the Class A Certificates of a Group have been reduced to zero,  certain amounts otherwise payable to the Subordinate  Certificates may be paid to the  Class  A  Certificates  of  one or  more  of the  other  Groups  subject  to  certain  credit enhancement, delinquency and cumulative loss tests.

Interest Accrual:              Interest  will accrue  on   the  Class 1-A-1,  Class 1-A-2,  Class 1-A-R,  Class 2-A-1,  Class 2-A-2,
                               Class 3-A-1,  Class 3-A-2,  Class 4-A-1 Class 4-A-2,  Class B-1, Class B-2 and Class B-3 Certificates
                               during each  one-month  period ending on the last day of the month  preceding the month in which each
                               Distribution  Date occurs (each, an "Interest  Accrual  Period").  Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                                                               10

Administrative Fees:           The  Administrative  Fees  with  respect to  the  Trust  are  payable out of  the  interest  payments received on each Mortgage  Loan.  The  "Administrative  Fees"  consist of (a) servicing  compensation payable to each applicable  Servicer in respect of its servicing  activities  (the "Servicing  Fees")
                               and (b) fees paid to the Master Servicer as the Master Servicer,  the Certificate  Administrator  and
                               the Paying Agent (the “Master  Servicing  Fee”).  The  Administrative  Fees will accrue on the stated
                               principal  balance of each Mortgage Loan at a rate (the  "Administrative  Fee Rate") equal to the sum of the  Servicing  Fee Rate for such  Mortgage  Loan and the  Master  Servicing  Fee Rate.  As of the
                               Cut-off Date, the weighted average Administrative Fee Rate will be approximately 0.320%.

Servicer Advances:             Each  Servicer  will be required to advance  (with  respect to the related  Mortgage  Loans) for each
                               Distribution  Date an amount equal to the  aggregate  payments of principal  and interest  which were due on the related due date of each  Mortgage Loan that are  delinquent on the related  determination date.  Each Servicer will be required to make such advances until deemed non-recoverable.

Compensating Interest:         The aggregate  Servicing  Fees payable to each  applicable  Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment  interest shortfall  associated with the Mortgage
                               Loans serviced by each applicable  Servicer for such  Distribution  Date and (ii)  one-twelfth of the applicable  Servicing  Fee Rate of the balance of the  Mortgage  Loans  serviced  by each  applicable
                               Servicer.  Such  amounts will be used to cover full or partial  prepayment  interest  shortfalls,  if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:           The Pool  Distribution  Amount for each Loan Group with respect to any Distribution Date will be equal to the sum of:

                              (i)      all scheduled  installments  of interest (net of the Servicing Fees related to each Servicer as applicable)  and principal due on the  Mortgage  Loans  in  such  Loan  Group  on the  due date in the  month  of such Distribution Date and received prior to the related  determination date, together with any advances in respect thereof or any compensating interest allocable to such Loan
                                       Group;

                              (ii)     all  proceeds  of: (a)  any  primary  mortgage  guaranty  insurance  policies and  any  other insurance  policies  with respect to such Loan  Group,  to the extent such  proceeds  are not applied to the  restoration  of the related  mortgaged  property or released to the mortgagor in accordance  with the  Servicer's normal servicing  procedures,  (b) all other cash amounts received and retained  in connection  with the  liquidation  of defaulted  Mortgage  Loans in such Loan Group,  by foreclosure  or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses  incurred in connection with a liquidation or foreclosure and unreimbursed  advances,  if any) and (c) any subsequent recoveries  with respect to any liquidated Mortgage Loan;

                              (iii)    all partial or full  prepayments on the Mortgage Loans in such Loan Group during the calendar month  preceding the month of such Distribution Date; and

                              (iv)     any  substitution  adjustment  payments in  connection  with  any defective  Mortgage Loan in such  Loan Group  received with respect to such  Distribution  Date or  amounts  received  in connection  with the optional termination of the Trust as of such Distribution  Date, reduced by amounts in  reimbursement for advances previously  made  and other amounts as to which the
                                       Depositor,  Servicers,  Master Servicer, Trustee,  Certificate  Administrator or Paying Agent
                                       are entitled to be reimbursed pursuant to the Pooling Agreement.

                               The Pool  Distribution  Amounts will not include any gain  received by a Servicer on the  foreclosure of a Mortgage  Loan.  Such amounts,  if any,  will be retained by the related  Servicer as additional servicing compensation.

                                                               11

Senior Percentage:                  The Senior  Percentage  for a Loan Group on any  Distribution  Date will equal (i) the aggregate class  balance of the Class A  Certificates  of the  related  Group  immediately  prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100% minus the
                               Senior Percentage for such Loan Group for such date.

Senior Prepayment
Percentage:                    The Senior Prepayment Percentage for the following Distribution Dates will be as follows:

                                                                                                Senior
                                     Distribution Date                                  Prepayment Percentage
                              April 2007 through March 2014                    100%;
                              April 2014 through March 2015                    the applicable Senior Percentage  plus
                                                                               70% of the applicable Subordinate
                                                                               Percentage;
                              April 2015 through March 2016                    the applicable Senior Percentage  plus
                                                                               60% of the applicable Subordinate
                                                                               Percentage;
                              April 2016 through March 2017                    the applicable Senior Percentage  plus
                                                                               40% of the applicable Subordinate
                                                                               Percentage;
                              April 2017 through March 2018                    the applicable Senior Percentage  plus
                                                                               20% of the applicable Subordinate
                                                                               Percentage;
                              April 2018 and thereafter                        the applicable Senior Percentage;

                               provided, however,

                            (i)      if on any  Distribution  Date the percentage  equal to (x) the sum of the class balances of the
                                     Class A Certificates of  all Groups divided  by (y) the aggregate principal balance of all Loan
                                     Groups (such percentage,  the "Total Senior Percentage") exceeds such percentage  calculated as of  the  Closing Date, then  the  Senior Prepayment  Percentage for  all Loan  Groups for  such
                                     Distribution Date will equal 100%,

                            (ii)     if, for each Group of Certificates on any Distribution Date prior to the April 2010 Distribution
                                     Date,  prior to giving effect to any  distributions,  the  percentage  equal to the  aggregate class  balance  of the  Subordinate  Certificates  divided by the  aggregate  principal  balance of all the  Loan Groups (the  "Aggregate  Subordinate  Percentage")  is greater than or equal to twice such  percentage calculated as of the Closing Date, then the Senior  Prepayment Percentage for each Loan  Group for that  Distribution  Date will equal the  applicable  Senior  Percentage for each Loan Group plus 50% of the Subordinate  Percentage for each Loan Group, and

                            (iii)    if,  for each  Group of  Certificates  on or after  the  April  2010  Distribution  Date, prior
                                     to  giving  effect  to any distributions,  the   Aggregate  Subordinate  Percentage  is greater
                                     than  or  equal to twice  such percentage  calculated  as of the  Closing Date, then the Senior
                                     Prepayment  Percentage for  each  Loan  Group for  that Distribution Date will equal the Senior
                                     Percentage for each Loan Group.

                                                               12

Subordinate Prepayment
Percentage:                    The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will equal 100%
                               minus the Senior Prepayment Percentage for such Loan Group for such date.

Principal Amount:                   The Principal Amount for any  Distribution  Date and any Loan Group will equal generally the sum of (a) the  principal  portion of each  scheduled  monthly  payment due on each Mortgage Loan in such
                               Loan Group on such due date,  (b) the stated  principal  balance,  as of the date of  repurchase,  of each Mortgage Loan in such Loan Group that was  repurchased by the Depositor  pursuant to the Pooling and Servicing  Agreement as of such Distribution  Date, (c) any substitution  adjustment  payments in connection  with any  defective  Mortgage  Loan in such Loan  Group  received  with  respect  to such
                               Distribution  Date,  (d) any  liquidation  proceeds  allocable  to  recoveries  of  principal  of any
                               Mortgage  Loans in such Loan Group that are not yet liquidated  Mortgage  Loans  received  during the calendar  month  preceding  the month of such  Distribution  Date,  (e) with respect to each Mortgage
                               Loan in such Loan Group that became a liquidated  Mortgage Loan during the calendar  month  preceding the month of such  Distribution  Date, the amount of  liquidation  proceeds  (other than  foreclosure profits)  allocable to principal  received  with  respect to such  Mortgage  Loan during the calendar month  preceding the month of such  Distribution  Date with respect to such Mortgage  Loan,  (f) with respect  to any  Mortgage  Loan in such Loan  Group  that  became a  liquidated  Mortgage  Loan,  any subsequent  recoveries  with respect to such  Mortgage  Loan,  and (g) any partial or full  principal prepayments  on any Mortgage Loans in such Loan Group  received  during the calendar month  preceding the month of such Distribution Date.

Senior Principal
Distribution Amount:           The Senior Principal  Distribution  Amount for a Loan Group for any Distribution  Date will equal the sum of (i) the  Senior  Percentage  for such Loan  Group of all  amounts  described  in  clauses  (a)
                               through (d) of the definition of "Principal  Amount" for such Loan Group and such  Distribution  Date and (ii) the Senior  Prepayment  Percentage  of the amounts  described  in clauses (e) and (f) of the definition of "Principal  Amount" for such Loan Group and such  Distribution  Date subject to certain reductions due to losses.

Subordinate Principal
Distribution Amount:                The Subordinate  Principal  Distribution  Amount for a Loan Group for any Distribution Date will equal the sum of (i) the  Subordinate  Percentage  for such Loan Group of the  amounts  described  in clauses  (a)  through  (d) of the  definition  of  "Principal  Amount"  for such Loan  Group and such
                               Distribution Date and (ii) the Subordinate  Prepayment  Percentage for such Loan Group of the amounts described  in clauses (e) and (f) of the  definition  of  "Principal  Amount" for such Loan Group and such Distribution Date.

                                                               13

                                                     PRELIMINARY CREDIT SUPPORT

The Class B Certificates are  cross-collateralized  and provide credit support for all of the Class A Certificates.  The outstanding balances of the Class B Certificates  could be reduced to zero as a result of a  disproportionate  amount of Realized  Losses on the
Mortgage  Loans  in one  Loan  Group.  In  addition,  under  certain  circumstances  principal  otherwise  payable  to the  Class  B
Certificates  will be paid to the Class A  Certificates.  Please see the diagram below.  Additional  credit  enhancement is provided by the  allocation of all principal  prepayments to the Class A  Certificates,  subject to certain  exceptions,  for the first seven years and the  disproportionately  greater  allocation of prepayments to the Class A Certificates over the following four years. The disproportionate  allocation  of  prepayments  will  accelerate  the  amortization  of the  Class  A  Certificates  relative  to the amortization of the Subordinate  Certificates.  As a result,  the credit support  percentage for the Class A Certificates  should be maintained and may be increased during the first eleven years.

                                               PRELIMINARY PRIORITY OF DISTRIBUTIONS

Distributions to the Class A Certificates and the Class B Certificates will be made on each Distribution Date from the Pool
Distribution Amount for each Loan Group in the following order of priority:

(i)      to the Master Servicer, its fees as the Master Servicer, the Certificate Administrator and as the Paying Agent;

(ii)     to the Class A Certificates of the related Group to pay Interest;

(iii)    to the Class A Certificates of the related Group to pay Principal;

(iv)     sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and

(v)      to the Class 1-A-R Certificate, any remaining amounts.

                                                               14

                                                     BOND SUMMARY (to CPB) (1)

   Class 1-A-1 to CPB
   ---------------------------------------------------------------------------------------------------------------------------------
   CPB                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-28                       5.39          5.35         5.30         5.25          5.19         5.06          4.89
   Average Life (years)                  2.03          1.90         1.77         1.66          1.54         1.32          1.12
   Modified Duration                     1.86          1.74         1.63         1.53          1.42         1.23          1.04
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           10/09        10/09         10/09        12/09        12/09         12/09        12/09
   Principal Window (months)              31            31           31           33            33           33            33

   Class 1-A-2 to CPB
   ---------------------------------------------------------------------------------------------------------------------------------
   CPB                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-23                       5.47          5.44         5.40         5.35          5.30         5.18          5.04
   Average Life (years)                  2.03          1.90         1.77         1.66          1.54         1.32          1.12
   Modified Duration                     1.85          1.74         1.63         1.53          1.42         1.23          1.04
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           10/09        10/09         10/09        12/09        12/09         12/09        12/09
   Principal Window (months)              31            31           31           33            33           33            33

   Class 2-A-1 to CPB
   ---------------------------------------------------------------------------------------------------------------------------------
   CPB                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-26                       5.60          5.55         5.50         5.45          5.38         5.23          5.03
   Average Life (years)                  3.61          3.19         2.83         2.50          2.20         1.71          1.33
   Modified Duration                     3.12          2.78         2.48         2.21          1.96         1.55          1.22
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           02/12        02/12         02/12        02/12        02/12         02/12        02/12
   Principal Window (months)              59            59           59           59            59           59            59

   Class 2-A-2 to CPB
   ---------------------------------------------------------------------------------------------------------------------------------
   CPB                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-17+                      5.68          5.65         5.61         5.57          5.52         5.40          5.25
   Average Life (years)                  3.61          3.19         2.83         2.50          2.20         1.71          1.33
   Modified Duration                     3.12          2.78         2.48         2.20          1.96         1.55          1.22
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           02/07        02/07         02/07        02/07        02/07         02/07        02/07
   Principal Window (months)              59            59           59           59            59           59            59

(1)      CPB implies  that  prepayments  in full are  individually  applied to each  hypothetical  Mortgage  Loan at its first reset date.

                                                               15

   Class 3-A-1 to CPB
   ---------------------------------------------------------------------------------------------------------------------------------
   CPB                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 101-03                       5.78          5.72         5.66         5.58          5.49         5.28          5.02
   Average Life (years)                  4.52          3.85         3.30         2.83          2.43         1.81          1.36
   Modified Duration                     3.75          3.24         2.81         2.44          2.12         1.62          1.25
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           02/14        02/14         02/14        02/14        02/14         02/14        02/14
   Principal Window (months)              83            83           83           83            83           83            83

   Class 3-A-2 to CPB
   ---------------------------------------------------------------------------------------------------------------------------------
   CPB                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-25+                      5.86          5.81         5.76         5.70          5.63         5.46          5.26
   Average Life (years)                  4.52          3.85         3.30         2.83          2.43         1.81          1.36
   Modified Duration                     3.74          3.23         2.81         2.44          2.12         1.61          1.25
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           02/14        02/14         02/14        02/14        02/14         02/14        02/14
   Principal Window (months)              83            83           83           83            83           83            83

   Class 4-A-1 to CPB
   ---------------------------------------------------------------------------------------------------------------------------------
   CPB                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 101-10                       6.02          5.95         5.86         5.76          5.65         5.39          5.08
   Average Life (years)                  5.82          4.69         3.83         3.15          2.62         1.87          1.38
   Modified Duration                     4.52          3.74         3.13         2.64          2.24         1.66          1.26
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           01/17        01/17         01/17        01/17        01/17         01/17        01/17
   Principal Window (months)              118          118           118          118          118           118          118

   Class 4-A-2 to CPB
   ---------------------------------------------------------------------------------------------------------------------------------
   CPB                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 101-01+                      6.08          6.02         5.95         5.86          5.77         5.55          5.29
   Average Life (years)                  5.82          4.69         3.83         3.15          2.62         1.87          1.38
   Modified Duration                     4.51          3.73         3.12         2.63          2.23         1.65          1.26
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           01/17        01/17         01/17        01/17        01/17         01/17        01/17
   Principal Window (months)              118          118           118          118          118           118          118

                                                               16

   Class B-1 to CPB
   ---------------------------------------------------------------------------------------------------------------------------------
   CPB                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-26                       5.85          5.82         5.79         5.77          5.74         5.69          5.62
   Average Life (years)                  5.64          5.15         4.62         4.26          3.99         3.43          2.89
   Modified Duration                     4.63          4.28         3.89         3.62          3.42         2.99          2.55
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           01/17        01/17         01/17        01/17        01/17         01/17        01/17
   Principal Window (months)              118          118           118          118          118           118          118

   Class B-2 to CPB
   ---------------------------------------------------------------------------------------------------------------------------------
   CPB                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 99-29                        6.04          6.03         6.02         6.01          6.01         5.99          5.98
   Average Life (years)                  5.64          5.15         4.62         4.26          3.99         3.43          2.89
   Modified Duration                     4.61          4.27         3.88         3.61          3.41         2.98          2.54
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           01/17        01/17         01/17        01/17        01/17         01/17        01/17
   Principal Window (months)              118          118           118          118          118           118          118

   Class B-3 to CPB
   ---------------------------------------------------------------------------------------------------------------------------------
   CPB                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 98-09                        6.40          6.41         6.44         6.47          6.49         6.54          6.62
   Average Life (years)                  5.64          5.15         4.62         4.26          3.99         3.43          2.89
   Modified Duration                     4.59          4.25         3.86         3.59          3.39         2.96          2.52
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           01/17        01/17         01/17        01/17        01/17         01/17        01/17
   Principal Window (months)              118          118           118          118          118           118          118

                                                               17

                                                         BOND SUMMARY (to Maturity)

   Class 1-A-1 to Maturity
   ---------------------------------------------------------------------------------------------------------------------------------
   CPR                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-28                       6.69          6.52         6.35         6.18          6.01         5.66          5.30
   Average Life (years)                  7.81          5.55         4.19         3.29          2.67         1.87          1.38
   Modified Duration                     5.26          4.08         3.28         2.70          2.27         1.66          1.26
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           01/37        01/37         01/37        01/37        01/37         12/36        04/36
   Principal Window (months)              358          358           358          358          358           357          349

   Class 1-A-2 to Maturity
   ---------------------------------------------------------------------------------------------------------------------------------
   CPR                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-23                       6.72          6.56         6.40         6.24          6.07         5.75          5.42
   Average Life (years)                  7.81          5.55         4.19         3.29          2.67         1.87          1.38
   Modified Duration                     5.25          4.07         3.28         2.70          2.26         1.66          1.26
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           01/37        01/37         01/37        01/37        01/37         10/36        05/35
   Principal Window (months)              358          358           358          358          358           355          338

   Class 2-A-1 to Maturity
   ---------------------------------------------------------------------------------------------------------------------------------
   CPR                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-26                       6.30          6.12         5.95         5.79          5.64         5.37          5.10
   Average Life (years)                  8.04          5.67         4.25         3.33          2.69         1.88          1.38
   Modified Duration                     5.51          4.23         3.37         2.75          2.30         1.67          1.26
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           02/37        02/37         02/37        02/37        02/37         02/37        08/36
   Principal Window (months)              359          359           359          359          359           359          353

   Class 2-A-2 to Maturity
   ---------------------------------------------------------------------------------------------------------------------------------
   CPR                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-17+                      6.35          6.18         6.03         5.89          5.76         5.52          5.31
   Average Life (years)                  8.04          5.67         4.25         3.33          2.69         1.88          1.38
   Modified Duration                     5.49          4.21         3.36         2.75          2.29         1.66          1.26
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           02/37        02/37         02/37        02/37        02/37         02/37        03/36
   Principal Window (months)              359          359           359          359          359           359          348

                                                               18

   Class 3-A-1 to Maturity
   ---------------------------------------------------------------------------------------------------------------------------------
   CPR                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 101-03                       6.21          6.05         5.89         5.75          5.61         5.33          5.04
   Average Life (years)                  7.96          5.63         4.24         3.32          2.69         1.88          1.38
   Modified Duration                     5.47          4.20         3.35         2.74          2.29         1.67          1.26
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           02/37        02/37         02/37        02/37        02/37         02/37        05/36
   Principal Window (months)              359          359           359          359          359           359          350

   Class 3-A-2 to Maturity
   ---------------------------------------------------------------------------------------------------------------------------------
   CPR                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-25+                      6.27          6.12         5.98         5.85          5.74         5.51          5.27
   Average Life (years)                  7.96          5.63         4.24         3.32          2.69         1.88          1.38
   Modified Duration                     5.45          4.19         3.34         2.73          2.28         1.66          1.25
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           02/37        02/37         02/37        02/37        02/37         12/36        10/35
   Principal Window (months)              359          359           359          359          359           357          343

   Class 4-A-1 to Maturity
   ---------------------------------------------------------------------------------------------------------------------------------
   CPR                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 101-10                       6.22          6.08         5.94         5.81          5.68         5.40          5.08
   Average Life (years)                  8.12          5.71         4.28         3.35          2.71         1.88          1.38
   Modified Duration                     5.51          4.21         3.35         2.74          2.29         1.67          1.26
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           01/37        01/37         01/37        01/37        01/37         01/37        04/36
   Principal Window (months)              358          358           358          358          358           358          349

   Class 4-A-2 to Maturity
   ---------------------------------------------------------------------------------------------------------------------------------
   CPR                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 101-01+                      6.27          6.14         6.02         5.91          5.80         5.56          5.29
   Average Life (years)                  8.12          5.71         4.28         3.35          2.71         1.88          1.38
   Modified Duration                     5.49          4.20         3.34         2.73          2.28         1.66          1.26
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           01/37        01/37         01/37        01/37        01/37         11/36        02/35
   Principal Window (months)              358          358           358          358          358           356          335

                                                               19

   Class B-1 to Maturity
   ---------------------------------------------------------------------------------------------------------------------------------
    CPR                                   10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-26                       6.55          6.39         6.25         6.13          6.05         5.89          5.77
   Average Life (years)                  13.52         9.78         7.41         6.07          5.21         4.02          3.24
   Modified Duration                     8.49          6.81         5.55         4.77          4.23         3.40          2.81
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           02/37        02/37         02/37        02/37        02/37         02/37        10/36
   Principal Window (months)              359          359           359          359          359           359          355

   Class B-2 to Maturity
   ---------------------------------------------------------------------------------------------------------------------------------
   CPR                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 99-29                        6.65          6.52         6.41         6.32          6.26         6.16          6.09
   Average Life (years)                  13.52         9.78         7.41         6.07          5.21         4.02          3.24
   Modified Duration                     8.45          6.79         5.53         4.75          4.21         3.38          2.80
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           02/37        02/37         02/37        02/37        02/37         02/37        09/36
   Principal Window (months)              359          359           359          359          359           359          354

   Class B-3 to Maturity
   ---------------------------------------------------------------------------------------------------------------------------------
   CPR                                    10%          15%           20%          25%          30%           40%          50%
   ---------------------------------------------------------------------------------------------------------------------------------
   Yield at 98-09                        6.85          6.76         6.70         6.67          6.65         6.64          6.67
   Average Life (years)                  13.52         9.78         7.41         6.07          5.21         4.02          3.24
   Modified Duration                     8.39          6.73         5.49         4.71          4.18         3.36          2.78
   First Principal Payment Date          04/07        04/07         04/07        04/07        04/07         04/07        04/07
   Last Principal Payment Date           02/37        02/37         02/37        02/37        02/37         01/37        09/36
   Principal Window (months)              359          359           359          359          359           358          354

                                                               20

---------------------------------------------------------------------------------------------------------------------------
                                    Collateral Summary of the Aggregate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
The approximate collateral statistics for the aggregate Mortgage Loans are listed below as of the Cut-off Date assuming all scheduled payment are made on such date and are subject to change.  The balances and percentages may not be exact due to rounding.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                    Collateral Summary of the Aggregate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                       523
Total Principal Balance                                  $293,800,973.11
Product Type (1)                                       3/1, 5/1, 7/1, 10/1 Hybrid ARMs
Servicer and Originator                                NatCity (41.69%), Fifth Third (27.63%), SunTrust (19.07%), and
                                                       Wells Fargo (11.62%)
Interest Only Percentage                                     85.67%
California Concentration Percentage                          23.13%
Maximum Zip Code Percentage                                   1.10%
Maximum Zip Code                                              45208

                                                        Weighted Average              Minimum                Maximum
Current Principal Balance (2)                              $561,760.94              $107,977.42           $1,960,000.00
Months to First Rate Adjustment (months)                       63                        8                     118
Age (months)                                                    6                        1                      41
Original Term (months)                                         360                      264                    360
Remaining Term (months)                                        354                      262                    359
Gross Coupon                                                 6.303%                   4.750%                  7.750%
Administrative Fee Rate                                      0.320%                   0.262%                  0.387%
Net Coupon                                                   5.983%                   4.488%                  7.488%
Initial Cap                                                  4.551%                   2.000%                  5.000%
Periodic Cap                                                 2.000%                   2.000%                  2.000%
Lifetime Cap                                                 5.142%                   2.000%                  6.000%
Maximum Lifetime Interest Rate                               11.456%                  10.000%                13.750%
Gross Margin                                                 2.310%                   2.250%                  2.750%
Net Margin                                                   1.990%                   1.863%                  2.488%
Original FICO                                                  738                      621                    814
Original LTV Ratio                                           71.30%                   18.76%                  90.00%
Current LTV Ratio                                            70.89%                   18.76%                  90.00%

(1) Includes one 1/1 Hybrid ARM
(2) The current principal balance is calculated as an average not a weighted average.

                                                               21

                                      Product Type of the Aggregate Mortgage Loans

                                                                                                     Percent of Initial
                                                                                                       Mortgage Loans
                                                  Number of Initial           Cut-off Date             by Cut-off Date
Product Type                                        Mortgage Loans          Principal Balance         Principal Balance
---------------------------------------------    ---------------------    ----------------------    ----------------------
ARM 1YR                                                             1               $587,177.77                     0.20%
ARM 3YR                                                            10              6,676,963.64                   2.27
ARM 3YR IO 36                                                      35             23,872,942.48                   8.13
ARM 3YR IO 60                                                       4              3,224,249.99                   1.10
ARM 3YR IO 120                                                     15              9,595,504.81                   3.27
ARM 5YR                                                            34             19,585,504.55                   6.67
ARM 5YR IO 60                                                      29             17,727,800.92                   6.03
ARM 5YR IO 120                                                    204            102,729,523.41                  34.97
ARM 7YR                                                            26             14,326,020.82                   4.88
ARM 7YR IO 84                                                      45             30,458,694.65                  10.37
ARM 7YR IO 120                                                     72             37,661,258.57                  12.82
ARM 10YR                                                            2                918,133.87                   0.31
ARM 10YR IO 120                                                    46             26,437,197.63                   9.00
---------------------------------------------    ---------------------    ----------------------    ----------------------
Total:                                                            523           $293,800,973.11                   100.00%
=============================================    =====================    ======================    ======================

                                  Product Type by Group of the Aggregate Mortgage Loans

                                                                                                     Percent of Initial
                                                                                                       Mortgage Loans
                                                  Number of Initial           Cut-off Date             by Cut-off Date
Product Type by Group                               Mortgage Loans          Principal Balance         Principal Balance
---------------------------------------------    ---------------------    ----------------------    ----------------------
Group 1 - 3/1 Hybrid ARMs*                                         65            $43,956,838.69                    14.96%
Group 2 - 5/1 Hybrid ARMs                                         267            140,042,828.88                  47.67
Group 3 - 7/1 Hybrid ARMs                                         143             82,445,974.04                  28.06
Group 4 - 10/1 Hybrid ARMs                                         48             27,355,331.50                   9.31
---------------------------------------------    ---------------------    ----------------------    ----------------------
Total:                                                            523           $293,800,973.11                   100.00%
=============================================    =====================    ======================    ======================

*includes one 1/1 hybrid ARM loan

                                       Index Type of the Aggregate Mortgage Loans

                                                                                                     Percent of Initial
                                                                                                       Mortgage Loans
                                                  Number of Initial           Cut-off Date             by Cut-off Date
Index Type                                          Mortgage Loans          Principal Balance         Principal Balance
---------------------------------------------    ---------------------    ----------------------    ----------------------
1 Year CMT                                                         51            $34,127,609.32                    11.62%
1 Year LIBOR                                                      472            259,673,363.79                  88.38
---------------------------------------------    ---------------------    ----------------------    ----------------------
Total:                                                            523           $293,800,973.11                   100.00%
=============================================    =====================    ======================    ======================

                                                               22

                                   Interest Only Term of the Aggregate Mortgage Loans

                                                                                                     Percent of Initial
                                                                                                       Mortgage Loans
                                                  Number of Initial           Cut-off Date             by Cut-off Date
Interest Only                                       Mortgage Loans          Principal Balance         Principal Balance
---------------------------------------------    ---------------------    ----------------------    ----------------------
No                                                                 73            $42,093,800.65                    14.33%
Yes                                                               450            251,707,172.46                  85.67
---------------------------------------------    ---------------------    ----------------------    ----------------------
Total:                                                            523           $293,800,973.11                   100.00%
=============================================    =====================    ======================    ======================

                               Current Principal Balances of the Aggregate Mortgage Loans

                                                                                                     Percent of Initial
                                                                                                       Mortgage Loans
                                                  Number of Initial           Cut-off Date             by Cut-off Date
Current Principal Balances ($)                      Mortgage Loans          Principal Balance         Principal Balance
---------------------------------------------    ---------------------    ----------------------    ----------------------
   100,000.01 to    150,000.00                                      3               $369,777.42                   0.13%
   150,000.01 to    200,000.00                                      8              1,417,648.00                   0.48
   200,000.01 to    250,000.00                                     20              4,515,517.09                   1.54
   250,000.01 to    300,000.00                                     20              5,530,803.96                   1.88
   300,000.01 to    350,000.00                                     19              6,167,598.46                   2.10
   350,000.01 to    400,000.00                                     24              9,040,047.94                   3.08
   400,000.01 to    450,000.00                                     64             27,812,800.96                   9.47
   450,000.01 to    500,000.00                                     84             40,337,901.63                  13.73
   500,000.01 to    550,000.00                                     61             32,138,992.79                  10.94
   550,000.01 to    600,000.00                                     46             26,489,288.10                   9.02
   600,000.01 to    650,000.00                                     49             30,979,937.86                  10.54
   650,000.01 to    700,000.00                                     31             20,985,345.27                   7.14
   700,000.01 to    750,000.00                                     16             11,695,557.83                   3.98
   750,000.01 to    800,000.00                                     10              7,771,283.60                   2.65
   800,000.01 to    850,000.00                                     12             10,044,301.65                   3.42
   850,000.01 to    900,000.00                                      8              7,008,544.66                   2.39
   900,000.01 to    950,000.00                                      9              8,362,075.11                   2.85
   950,000.01 to  1,000,000.00                                     26             25,663,034.90                   8.73
 1,000,000.01 to  1,050,000.00                                      2              2,080,000.00                   0.71
 1,050,000.01 to  1,100,000.00                                      1              1,100,000.00                   0.37
 1,100,000.01 to  1,150,000.00                                      2              2,248,666.38                   0.77
 1,150,000.01 to  1,200,000.00                                      1              1,173,000.00                   0.40
 1,250,000.01 to  1,300,000.00                                      1              1,272,194.68                   0.43
 1,400,000.01 to  1,450,000.00                                      1              1,425,000.00                   0.49
 1,450,000.01 to  1,500,000.00                                      2              2,986,654.83                   1.02
 1,550,000.01 to  1,600,000.00                                      1              1,599,999.99                   0.54
 1,600,000.01 to  1,650,000.00                                      1              1,625,000.00                   0.55
 1,950,000.01 to  2,000,000.00                                      1              1,960,000.00                   0.67
---------------------------------------------    ---------------------    ----------------------    ----------------------
Total:                                                            523           $293,800,973.11                 100.00%
=============================================    =====================    ======================    ======================

                                                               23

                                  Current Gross Loan Rates of the Aggregate Mortgage Loans
                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Current Gross Loan Rates (%)                         Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
4.501 to 4.750                                                       1                $446,440.00                      0.15%
4.751 to 5.000                                                       1                 626,541.26                       0.21
5.001 to 5.250                                                       6               2,145,334.50                       0.73
5.251 to 5.500                                                      24              11,830,177.48                       4.03
5.501 to 5.750                                                      35              17,185,984.96                       5.85
5.751 to 6.000                                                     107              56,327,279.35                      19.17
6.001 to 6.250                                                     110              65,485,935.50                      22.29
6.251 to 6.500                                                      96              58,097,727.67                      19.77
6.501 to 6.750                                                      74              42,415,563.17                      14.44
6.751 to 7.000                                                      56              31,945,618.29                      10.87
7.001 to 7.250                                                       9               4,744,821.59                       1.61
7.251 to 7.500                                                       3               2,052,068.05                       0.70
7.501 to 7.750                                                       1                 497,481.29                       0.17
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                       Gross Margins of the Aggregate Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Gross Margins (%)                                    Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
2.001 to 2.250                                                     468            $257,975,523.38                      87.81%
2.501 to 2.750                                                      55              35,825,449.73                      12.19
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                   Initial Loan Rate Caps of the Aggregate Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Initial Loan Rate Caps (%)                           Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
2.000                                                               65             $43,956,838.69                      14.96%
5.000                                                              458             249,844,134.42                      85.04
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                                               24

                                  Periodic Loan Rate Caps of the Aggregate Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Periodic Loan Rate Caps (%)                          Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
2.000                                                              523            $293,800,973.11                    100.00%
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                         Life Caps of the Aggregate Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Loan Life Caps  (%)                                  Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
2.000                                                                1              $1,100,000.00                      0.37%
5.000                                                              455             247,694,880.04                      84.31
6.000                                                               67              45,006,093.07                      15.32
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                       Maximum Rates of the Aggregate Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Rate Ceilings (%)                                    Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
9.751 to 10.000                                                      1                $626,541.26                      0.21%
10.001 to 10.250                                                     5               1,991,736.50                       0.68
10.251 to 10.500                                                    21              10,094,088.81                       3.44
10.501 to 10.750                                                    28              12,534,338.44                       4.27
10.751 to 11.000                                                    95              48,661,026.87                      16.56
11.001 to 11.250                                                    95              54,205,469.46                      18.45
11.251 to 11.500                                                    87              50,947,159.44                      17.34
11.501 to 11.750                                                    75              42,261,261.07                      14.38
11.751 to 12.000                                                    64              37,180,902.27                      12.66
12.001 to 12.250                                                    25              16,178,885.63                       5.51
12.251 to 12.500                                                    13               9,534,656.90                       3.25
12.501 to 12.750                                                     7               5,252,388.62                       1.79
12.751 to 13.000                                                     4               2,430,968.50                       0.83
13.251 to 13.500                                                     2               1,404,068.05                       0.48
13.501 to 13.750                                                     1                 497,481.29                       0.17
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                                               25

                                   First Adjustment Date of the Aggregate Mortgage Loans
                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
First Adjustment Dates                               Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
2007 November                                                        1                 587,177.77                      0.20%
2008 June                                                            1                 153,598.00                       0.05
2009 March                                                           1                 848,414.98                       0.29
2009 April                                                           3               1,662,167.20                       0.57
2009 May                                                             2                 984,250.04                       0.34
2009 June                                                            8               5,340,094.79                       1.82
2009 July                                                           22              14,857,706.98                       5.06
2009 August                                                         14               8,570,395.06                       2.92
2009 September                                                       8               7,481,608.37                       2.55
2009 October                                                         2               1,163,100.00                       0.40
2009 December                                                        2               1,510,000.00                       0.51
2010 January                                                         1                 798,325.50                       0.27
2010 August                                                          1                 315,000.00                       0.11
2010 September                                                       3                 728,989.56                       0.25
2010 October                                                        17               8,220,316.94                       2.80
2011 April                                                           7               2,399,114.00                       0.82
2011 July                                                            4               2,173,631.55                       0.74
2011 August                                                         13               6,997,664.30                       2.38
2011 September                                                      10               5,544,020.27                       1.89
2011 October                                                        18              10,967,643.06                       3.73
2011 November                                                        5               3,129,549.00                       1.07
2011 December                                                       30              16,684,166.43                       5.68
2012 January                                                       120              61,673,555.60                      20.99
2012 February                                                       40              21,778,786.37                       7.41
2012 June                                                            1                 449,896.87                       0.15
2012 October                                                         1                 499,715.91                       0.17
2012 November                                                        1                 448,000.00                       0.15
2013 March                                                           5               2,696,690.71                       0.92
2013 April                                                          34              17,846,822.63                       6.07
2013 June                                                            1                 574,516.00                       0.20
2013 July                                                           17               9,281,888.42                       3.16
2013 August                                                         29              15,903,508.26                       5.41
2013 September                                                      17               9,798,783.66                       3.34
2013 October                                                         9               6,168,470.93                       2.10
2013 November                                                        3               2,390,000.00                       0.81
2013 December                                                       13               8,356,038.49                       2.84
2014 January                                                         8               4,929,266.34                       1.68
2014 February                                                        3               2,532,767.62                       0.86
2015 September                                                       1                 352,500.00                       0.12
2015 October                                                         1                 776,250.00                       0.26
2016 June                                                            3               1,351,843.06                       0.46
2016 July                                                           11               5,682,962.79                       1.93
2016 August                                                         15               8,190,442.87                       2.79
2016 September                                                      10               6,857,720.63                       2.33
2016 October                                                         1                 544,000.00                       0.19
2016 December                                                        4               2,615,648.00                       0.89
2017 January                                                         2                 983,964.15                       0.33
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                                               26

                               Original Loan-to-Value Ratios of the Aggregate Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Original Loan-to-Value Ratios (%)                    Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
10.01 to 20.00                                                       1                $500,000.00                      0.17%
20.01 to 30.00                                                       6               4,196,278.31                       1.43
30.01 to 40.00                                                       4               2,857,708.22                       0.97
40.01 to 50.00                                                      21              11,967,438.56                       4.07
50.01 to 60.00                                                      46              27,559,648.90                       9.38
60.01 to 70.00                                                      98              61,571,340.83                      20.96
70.01 to 80.00                                                     343             184,025,705.82                      62.64
80.01 to 90.00                                                       4               1,122,852.47                       0.38
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                     100.00%
==============================================    =====================    =======================    =======================

                                Current Loan-to-Value Ratios of the Aggregate Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Current Loan-to-Value Ratios (%)                     Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
10.01 to 20.00                                                       1                $500,000.00                      0.17%
20.01 to 30.00                                                      10               5,527,158.94                       1.88
30.01 to 40.00                                                       4               2,857,708.22                       0.97
40.01 to 50.00                                                      23              12,926,455.04                       4.40
50.01 to 60.00                                                      46              27,336,370.01                       9.30
60.01 to 70.00                                                      98              62,114,553.34                      21.14
70.01 to 80.00                                                     337             181,415,875.09                      61.75
80.01 to 90.00                                                       4               1,122,852.47                       0.38
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                       Remaining Term of the Aggregate Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Remaining Term (months)                              Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
261 to 270                                                           1                $445,737.78                      0.15%
311 to 320                                                           1                 569,608.20                       0.19
331 to 340                                                           2                 603,494.87                       0.21
341 to 350                                                          77              37,768,623.77                      12.86
351 to 360                                                         442             254,413,508.49                      86.59
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                                               27

                         FICO Scores of the Aggregate Mortgage Loans as of the Date of Origination

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Original FICO Scores                                 Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
621 to 640                                                           5              $2,238,769.27                      0.76%
641 to 660                                                          12               6,164,962.99                       2.10
661 to 680                                                          33              18,051,270.22                       6.14
681 to 700                                                          61              33,723,964.46                      11.48
701 to 720                                                          75              43,710,710.61                      14.88
721 to 740                                                          89              48,620,177.60                      16.55
741 to 760                                                          67              40,061,608.29                      13.64
761 to 780                                                          94              52,874,727.74                      18.00
781 to 800                                                          66              35,854,755.65                      12.20
801 to 820                                                          21              12,500,026.28                       4.25
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                     Documentation Type of the Aggregate Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Documentation Type                                   Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
Full                                                               244            $135,339,336.76                     46.06%
Stated Income/Assets Verified                                      157              88,442,575.54                      30.10
Stated Income/Stated Assets                                         86              54,791,692.53                      18.65
Alternate                                                           36              15,227,368.28                       5.18
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                                               28

                                        Loan Purpose of the Aggregate Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Loan Purpose                                         Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
Purchase                                                           238            $135,712,857.11                     46.19%
Rate/Term Refinance                                                141              81,416,221.69                      27.71
Cashout Refinance                                                  144              76,671,894.31                      26.10
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                       Occupancy Type of the Aggregate Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
Occupancy Type                                     Number of Initial            Cut-off Date             by Cut-off Date
(as indicated by Borrower)                           Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
Primary                                                            463            $259,109,038.35                     88.19%
Second                                                              53              30,887,023.72                      10.51
Investment                                                           7               3,804,911.04                       1.30
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                       Property Type of the Aggregate Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Property Type                                        Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
Single Family                                                      333            $194,141,388.86                     66.08%
PUD                                                                113              59,101,250.43                      20.12
Condominium                                                         72              38,233,001.05                      13.01
2 Family                                                             5               2,325,332.77                       0.79
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                                               29

                                       Lien Position of the Aggregate Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Lien Position                                        Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
First                                                              523            $293,800,973.11                    100.00%
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                            Age of the Aggregate Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Age (months)                                         Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
 1 to  6                                                           307            $176,494,592.19                     60.07%
 7 to 12                                                           189             105,362,113.64                      35.86
13 to 18                                                            23              10,456,164.21                       3.56
19 to 24                                                             3                 918,494.87                       0.31
37 to 42                                                             1                 569,608.20                       0.19
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                                               30

                                 Geographic Distribution of the Aggregate Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                   Number of Initial            Cut-off Date             by Cut-off Date
Geographic Distribution                              Mortgage Loans          Principal Balance          Principal Balance
----------------------------------------------    ---------------------    -----------------------    -----------------------
Alabama                                                              2              $1,452,000.00                      0.49%
Arizona                                                             12               6,474,996.46                       2.20
California                                                         125              67,951,399.40                      23.13
Colorado                                                             5               4,713,966.67                       1.60
Connecticut                                                          2               2,207,494.68                       0.75
Delaware                                                             1                 219,785.57                       0.07
District of Columbia                                                 9               4,498,025.90                       1.53
Florida                                                             70              43,754,877.68                      14.89
Georgia                                                             36              19,248,684.26                       6.55
Hawaii                                                               7               3,442,278.98                       1.17
Idaho                                                                1                 960,000.00                       0.33
Illinois                                                            22              11,129,258.83                       3.79
Indiana                                                              7               4,244,756.54                       1.44
Kentucky                                                             4               2,285,841.59                       0.78
Maryland                                                            27              12,444,056.27                       4.24
Massachusetts                                                        2               1,213,377.99                       0.41
Michigan                                                            28              16,710,502.96                       5.69
Minnesota                                                            3               1,902,383.46                       0.65
Missouri                                                             5               2,850,288.12                       0.97
Nevada                                                               3               1,713,000.00                       0.58
New Hampshire                                                        1               1,425,000.00                       0.49
New Jersey                                                          10               6,612,637.09                       2.25
New York                                                             3               3,244,262.52                       1.10
North Carolina                                                      14               6,240,988.89                       2.12
Ohio                                                                32              20,524,929.22                       6.99
Oregon                                                               8               4,285,485.02                       1.46
Pennsylvania                                                         1                 499,452.41                       0.17
Rhode Island                                                         1                 341,978.40                       0.12
South Carolina                                                       8               4,735,505.96                       1.61
Tennessee                                                            5               2,681,741.26                       0.91
Texas                                                                5               2,127,897.90                       0.72
Utah                                                                 3                 947,386.00                       0.32
Virginia                                                            54              26,766,012.91                       9.11
Washington                                                           4               2,083,518.22                       0.71
West Virginia                                                        2               1,326,867.87                       0.45
Wyoming                                                              1                 540,334.08                       0.18
----------------------------------------------    ---------------------    -----------------------    -----------------------
Total:                                                             523            $293,800,973.11                    100.00%
==============================================    =====================    =======================    =======================

                                                               31

---------------------------------------------------------------------------------------------------------------------------
                                     Collateral Summary of the Group 1 Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-off Date assuming all scheduled payment are made on such date and are subject to change.  The balances and percentages may not be exact due to rounding.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                     Collateral Summary of the Group 1 Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                       65
Total Principal Balance                                  $43,956,838.69
Product Type (1)                                       3/1 Hybrid ARMs
Servicer and Originator                                Fifth Third (20.10%), SunTrust (5.70%) and Wells Fargo (74.20%)
Interest Only Percentage                                     83.47%
California Concentration Percentage                          16.45%
Maximum Zip Code Percentage                                   4.46%
Maximum Zip Code                                              33615

                                                        Weighted Average              Minimum                Maximum
Current Principal Balance (2)                              $676,259.06              $153,598.00           $1,960,000.00
Months to First Rate Adjustment (months)                       28                        8                      34
Age (months)                                                    7                        2                      21
Original Term (months)                                         360                      360                    360
Remaining Term (months)                                        353                      339                    358
Gross Coupon                                                 6.237%                   4.750%                  7.750%
Administrative Fee Rate                                      0.294%                   0.262%                  0.387%
Net Coupon                                                   5.943%                   4.488%                  7.488%
Initial Cap                                                  2.000%                   2.000%                  2.000%
Periodic Cap                                                 2.000%                   2.000%                  2.000%
Lifetime Cap                                                 6.000%                   6.000%                  6.000%
Maximum Lifetime Interest Rate                               12.237%                  10.750%                13.750%
Gross Margin                                                 2.621%                   2.250%                  2.750%
Net Margin                                                   2.327%                   1.863%                  2.488%
Original FICO                                                  734                      644                    804
Original LTV Ratio                                           70.81%                   18.76%                  80.00%
Current LTV Ratio                                            69.64%                   18.76%                  80.00%

(1) Includes one 1/1 Hybrid ARM loan.
(2) The current principal balance is calculated as an average not a weighted average.

                                                               32

                                         Product Type of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Product Type                                         Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
ARM 1YR                                                               1                $587,177.77                     1.34%
ARM 3YR                                                              10               6,676,963.64                     15.19
ARM 3YR IO 36                                                        35              23,872,942.48                     54.31
ARM 3YR IO 60                                                         4               3,224,249.99                      7.34
ARM 3YR IO 120                                                       15               9,595,504.81                     21.83
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                          Index Type of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Index Type                                           Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
1YR CMT                                                              48             $32,616,104.25                    74.20%
1YR LIBOR                                                            17              11,340,734.44                     25.80
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                        Interest Only of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Interest Only                                        Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
No                                                                   11              $7,264,141.41                    16.53%
Yes                                                                  54              36,692,697.28                     83.47
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                                               33

                                  Current Principal Balances of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Current Principal Balances ($)                       Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
  150,000.01 to    200,000.00                                        1                $153,598.00                     0.35%
  200,000.01 to    250,000.00                                        1                 233,140.63                      0.53
  250,000.01 to    300,000.00                                        2                 597,750.00                      1.36
  300,000.01 to    350,000.00                                        1                 301,771.69                      0.69
  400,000.01 to    450,000.00                                        4               1,782,113.69                      4.05
  450,000.01 to    500,000.00                                        8               3,884,291.86                      8.84
  500,000.01 to    550,000.00                                       10               5,196,931.01                     11.82
  550,000.01 to    600,000.00                                        6               3,489,038.47                      7.94
  600,000.01 to    650,000.00                                        7               4,414,885.26                     10.04
  650,000.01 to    700,000.00                                        3               2,044,000.00                      4.65
  700,000.01 to    750,000.00                                        5               3,591,590.22                      8.17
  750,000.01 to    800,000.00                                        2               1,561,050.55                      3.55
  800,000.01 to    850,000.00                                        2               1,662,214.98                      3.78
  850,000.01 to    900,000.00                                        3               2,621,678.33                      5.96
  900,000.01 to    950,000.00                                        1                 904,068.05                      2.06
  950,000.01 to  1,000,000.00                                        4               3,958,465.53                      9.01
1,100,000.01 to  1,150,000.00                                        1               1,103,055.75                      2.51
1,250,000.01 to  1,300,000.00                                        1               1,272,194.68                      2.89
1,550,000.01 to  1,600,000.00                                        1               1,599,999.99                      3.64
1,600,000.01 to  1,650,000.00                                        1               1,625,000.00                      3.70
1,950,000.01 to  2,000,000.00                                        1               1,960,000.00                      4.46
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                   Current Gross Loan Rates of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Current Gross Loan Rates (%)                         Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
4.501 to 4.750                                                        1                $446,440.00                     1.02%
5.001 to 5.250                                                        1                 153,598.00                      0.35
5.251 to 5.500                                                        3               1,736,088.67                      3.95
5.501 to 5.750                                                        8               5,098,086.52                     11.60
5.751 to 6.000                                                       12               7,666,252.48                     17.44
6.001 to 6.250                                                       16              11,434,064.04                     26.01
6.251 to 6.500                                                       12               8,886,656.90                     20.22
6.501 to 6.750                                                        6               4,681,102.74                     10.65
6.751 to 7.000                                                        3               1,953,000.00                      4.44
7.251 to 7.500                                                        2               1,404,068.05                      3.19
7.501 to 7.750                                                        1                 497,481.29                      1.13
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                                               34

                                        Gross Margins of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Gross Margins (%)                                    Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
2.001 to 2.250                                                       17             $11,340,734.44                    25.80%
2.501 to 2.750                                                       48              32,616,104.25                     74.20
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                    Initial Loan Rate Caps of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Initial Loan Rate Caps (%)                           Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
2.000                                                                65             $43,956,838.69                   100.00%
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                   Periodic Loan Rate Caps of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Periodic Loan Rate Caps (%)                          Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
2.000                                                                65             $43,956,838.69                   100.00%
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                          Life Caps of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Loan Life Caps (%)                                   Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
6.000                                                                65             $43,956,838.69                   100.00%
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                                               35

                                        Maximum Rates of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Rate Ceilings (%)                                    Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
10.501 to 10.750                                                      1                $446,440.00                     1.02%
11.001 to 11.250                                                      1                 153,598.00                      0.35
11.251 to 11.500                                                      3               1,736,088.67                      3.95
11.501 to 11.750                                                      8               5,098,086.52                     11.60
11.751 to 12.000                                                     12               7,666,252.48                     17.44
12.001 to 12.250                                                     16              11,434,064.04                     26.01
12.251 to 12.500                                                     12               8,886,656.90                     20.22
12.501 to 12.750                                                      6               4,681,102.74                     10.65
12.751 to 13.000                                                      3               1,953,000.00                      4.44
13.251 to 13.500                                                      2               1,404,068.05                      3.19
13.501 to 13.750                                                      1                 497,481.29                      1.13
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                    First Adjustment Date of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
First Adjustment Dates                               Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
2007 November                                                         1                $587,177.77                     1.34%
2008 June                                                             1                 153,598.00                      0.35
2009 March                                                            1                 848,414.98                      1.93
2009 April                                                            3               1,662,167.20                      3.78
2009 May                                                              2                 984,250.04                      2.24
2009 June                                                             8               5,340,094.79                     12.15
2009 July                                                            22              14,857,706.98                     33.80
2009 August                                                          14               8,570,395.06                     19.50
2009 September                                                        8               7,481,608.37                     17.02
2009 October                                                          2               1,163,100.00                      2.65
2009 December                                                         2               1,510,000.00                      3.44
2010 January                                                          1                 798,325.50                      1.82
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                                               36

                                Original Loan-to-Value Ratios of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Original Loan-to-Value Ratios (%)                    Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
10.01 to 20.00                                                        1                $500,000.00                     1.14%
30.01 to 40.00                                                        1                 717,818.22                      1.63
40.01 to 50.00                                                        1               1,599,999.99                      3.64
50.01 to 60.00                                                        6               4,957,520.68                     11.28
60.01 to 70.00                                                       13              10,356,905.05                     23.56
70.01 to 80.00                                                       43              25,824,594.75                     58.75
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                 Current Loan-to-Value Ratios of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Current Loan-to-Value Ratios (%)                     Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
10.01 to 20.00                                                        1                $500,000.00                     1.14%
20.01 to 30.00                                                        3                 830,890.63                      1.89
30.01 to 40.00                                                        1                 717,818.22                      1.63
40.01 to 50.00                                                        1               1,599,999.99                      3.64
50.01 to 60.00                                                        6               4,961,542.37                     11.29
60.01 to 70.00                                                       12              10,123,764.42                     23.03
70.01 to 80.00                                                       41              25,222,823.06                     57.38
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                        Remaining Term of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Remaining Term (months)                              Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
331 to 340                                                            1                $153,598.00                     0.35%
341 to 350                                                            6               3,494,832.22                      7.95
351 to 360                                                           58              40,308,408.47                     91.70
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                                               37

                          FICO Scores of the Group 1 Mortgage Loans as of the Date of Origination

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Original FICO Scores                                 Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
641 to 660                                                            3              $2,161,605.26                     4.92%
661 to 680                                                            6               4,266,580.34                      9.71
681 to 700                                                            7               5,646,755.58                     12.85
701 to 720                                                            9               6,333,979.93                     14.41
721 to 740                                                            6               3,371,762.68                      7.67
741 to 760                                                           11               7,716,946.91                     17.56
761 to 780                                                           10               5,587,015.96                     12.71
781 to 800                                                           10               6,863,141.48                     15.61
801 to 820                                                            3               2,009,050.55                      4.57
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                      Documentation Type of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Documentation Type                                   Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
Full                                                                 29             $18,969,059.15                    43.15%
Stated Income/Assets Verified                                        22              13,993,886.45                     31.84
Stated Income/Stated Assets                                          14              10,993,893.09                     25.01
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                                               38

                                         Loan Purpose of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Loan Purpose                                         Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
Purchase                                                             39             $25,762,962.48                    58.61%
Cashout Refinance                                                    18              13,256,390.68                     30.16
Rate/Term Refinance                                                   8               4,937,485.53                     11.23
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                        Occupancy Type of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
Occupancy Type                                      Number of Initial            Cut-off Date             by Cut-off Date
(as indicated by Borrower)                           Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
Primary                                                              51             $33,670,794.43                    76.60%
Second                                                               12               8,666,844.26                     19.72
Investment                                                            2               1,619,200.00                      3.68
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                        Property Type of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Property Type                                        Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
Single Family                                                        43             $28,396,115.59                    64.60%
Condominium                                                          14              10,152,226.41                     23.10
PUD                                                                   8               5,408,496.69                     12.30
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                                               39

                                        Lien Position of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Lien Position                                        Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
First                                                                65             $43,956,838.69                   100.00%
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                             Age of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Age (months)                                         Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
  1 to   6                                                           14             $11,540,211.64                    26.25%
  7 to 12                                                            50              32,263,029.05                     73.40
19 to 24                                                              1                 153,598.00                      0.35
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                                               40

                                   Geographic Distribution of the Group 1 Mortgage Loans

                                                                                                        Percent of Initial
                                                                                                          Mortgage Loans
                                                    Number of Initial            Cut-off Date             by Cut-off Date
Geographic Distribution                              Mortgage Loans            Principal Balance         Principal Balance
----------------------------------------------    ----------------------     ----------------------    ----------------------
California                                                           12              $7,230,017.48                    16.45%
Colorado                                                              1               1,625,000.00                      3.70
Connecticut                                                           1               1,272,194.68                      2.89
Florida                                                              13               9,564,288.23                     21.76
Georgia                                                               1                 620,650.00                      1.41
Hawaii                                                                1                 622,000.00                      1.42
Illinois                                                              1                 750,000.00                      1.71
Kentucky                                                              1                 550,000.00                      1.25
Maryland                                                              2               1,301,771.69                      2.96
Massachusetts                                                         2               1,213,377.99                      2.76
Michigan                                                              4               2,849,303.27                      6.48
Minnesota                                                             2               1,366,883.46                      3.11
New Jersey                                                            4               3,475,740.22                      7.91
New York                                                              2               2,244,262.52                      5.11
North Carolina                                                        3                 965,765.20                      2.20
Ohio                                                                  4               2,206,136.47                      5.02
Oregon                                                                1                 513,600.00                      1.17
Pennsylvania                                                          1                 499,452.41                      1.14
South Carolina                                                        2                 929,000.00                      2.11
Tennessee                                                             1                 520,000.00                      1.18
Virginia                                                              4               2,207,076.85                      5.02
Washington                                                            2               1,430,318.22                      3.25
----------------------------------------------    ----------------------     ----------------------    ----------------------
Total:                                                               65             $43,956,838.69                   100.00%
==============================================    ======================     ======================    ======================

                                                               41

---------------------------------------------------------------------------------------------------------------------------
                                     Collateral Summary of the Group 2 Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-off Date assuming all scheduled payment are made on such date and are subject to change.  The balances and percentages may not be exact due to rounding.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                     Collateral Summary of the Group 2 Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                       267
Total Principal Balance                                  $140,042,828.88
Product Type                                             5/1 Hybrid ARMs
Servicer and Originator                                NatCity (71.67%), Fifth Third (21.60%), and SunTrust (6.73%)
Interest Only Percentage                                     86.01%
California Concentration Percentage                          38.80%
Maximum Zip Code Percentage                                   1.26%
Maximum Zip Code                                              94539

                                                        Weighted Average              Minimum                Maximum
Current Principal Balance (1)                              $524,504.98              $107,977.42           $1,486,654.83
Months to First Rate Adjustment (months)                       56                       41                      59
Age (months)                                                    4                        1                      19
Original Term (months)                                         360                      360                    360
Remaining Term (months)                                        356                      341                    359
Gross Coupon                                                 6.175%                   5.000%                  7.375%
Administrative Fee Rate                                      0.297%                   0.262%                  0.387%
Net Coupon                                                   5.878%                   4.613%                  6.988%
Initial Cap                                                  5.000%                   5.000%                  5.000%
Periodic Cap                                                 2.000%                   2.000%                  2.000%
Lifetime Cap                                                 4.976%                   2.000%                  5.000%
Maximum Lifetime Interest Rate                               11.175%                  10.000%                12.375%
Gross Margin                                                 2.250%                   2.250%                  2.250%
Net Margin                                                   1.953%                   1.863%                  1.988%
Original FICO                                                  736                      621                    813
Original LTV Ratio                                           70.54%                   22.06%                  90.00%
Current LTV Ratio                                            70.23%                   22.06%                  90.00%

(1) The current principal balance is calculated as an average not a weighted average.

                                                               42

                                         Product Type of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Product Type                                          Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
ARM 5YR                                                              34              $19,585,504.55                    13.99%
ARM 5YR IO 60                                                        29               17,727,800.92                     12.66
ARM 5YR IO 120                                                      204              102,729,523.41                     73.36
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                          Index Type of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Index Type                                            Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
1YR LIBOR                                                           267             $140,042,828.88                   100.00%
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                         Interest Only of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Interest Only                                         Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
No                                                                   34              $19,585,504.55                    13.99%
Yes                                                                 233              120,457,324.33                     86.01
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                                               43

                                  Current Principal Balances of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Current Principal Balances ($)                        Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
   100,000.01 to    150,000.00                                        3                 $369,777.42                     0.26%
   150,000.01 to    200,000.00                                        7                1,264,050.00                      0.90
   200,000.01 to    250,000.00                                       16                3,581,423.64                      2.56
   250,000.01 to    300,000.00                                       15                4,121,508.94                      2.94
   300,000.01 to    350,000.00                                       12                3,890,874.26                      2.78
   350,000.01 to    400,000.00                                       19                7,147,844.11                      5.10
   400,000.01 to    450,000.00                                       32               13,783,552.50                      9.84
   450,000.01 to    500,000.00                                       37               17,655,982.75                     12.61
   500,000.01 to    550,000.00                                       28               14,831,440.13                     10.59
   550,000.01 to    600,000.00                                       19               10,954,003.77                      7.82
   600,000.01 to    650,000.00                                       22               13,894,947.93                      9.92
   650,000.01 to    700,000.00                                       14                9,509,585.86                      6.79
   700,000.01 to    750,000.00                                        6                4,384,280.76                      3.13
   750,000.01 to    800,000.00                                        6                4,641,983.05                      3.31
   800,000.01 to    850,000.00                                        6                5,056,649.54                      3.61
   850,000.01 to    900,000.00                                        3                2,641,879.71                      1.89
   900,000.01 to    950,000.00                                        5                4,658,007.06                      3.33
   950,000.01 to  1,000,000.00                                       12               11,842,771.99                      8.46
 1,000,000.01 to  1,050,000.00                                        2                2,080,000.00                      1.49
 1,050,000.01 to  1,100,000.00                                        1                1,100,000.00                      0.79
 1,100,000.01 to  1,150,000.00                                        1                1,145,610.63                      0.82
 1,450,000.01 to  1,500,000.00                                        1                1,486,654.83                      1.06
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                   Current Gross Loan Rates of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Current Gross Loan Rates (%)                          Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
4.751 to 5.000                                                        1                 $626,541.26                     0.45%
5.001 to 5.250                                                        4                1,499,736.50                      1.07
5.251 to 5.500                                                       17                7,639,867.83                      5.46
5.501 to 5.750                                                       27               12,087,898.44                      8.63
5.751 to 6.000                                                       77               39,411,971.76                     28.14
6.001 to 6.250                                                       50               27,872,274.40                     19.90
6.251 to 6.500                                                       48               28,606,601.93                     20.43
6.501 to 6.750                                                       24               12,081,606.49                      8.63
6.751 to 7.000                                                       14                7,854,489.64                      5.61
7.001 to 7.250                                                        4                1,713,840.63                      1.22
7.251 to 7.500                                                        1                  648,000.00                      0.46
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                                               44

                                         Gross Margins of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Gross Margins (%)                                     Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
2.001 to 2.250                                                      267             $140,042,828.88                   100.00%
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                    Initial Loan Rate Caps of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Initial Loan Rate Caps (%)                            Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
5.000                                                               267             $140,042,828.88                   100.00%
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                    Periodic Loan Rate Caps of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Periodic Loan Rate Caps (%)                           Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
2.000                                                               267             $140,042,828.88                   100.00%
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                        Loan Life Caps of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Loan Life Caps (%)                                    Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
2.000                                                                 1               $1,100,000.00                     0.79%
5.000                                                               266              138,942,828.88                     99.21
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                                               45

                                         Maximum Rates of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Rate Ceilings (%)                                     Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
  9.751 to 10.000                                                     1                 $626,541.26                     0.45%
10.001 to 10.250                                                      4                1,499,736.50                      1.07
10.251 to 10.500                                                     17                7,639,867.83                      5.46
10.501 to 10.750                                                     27               12,087,898.44                      8.63
10.751 to 11.000                                                     77               39,411,971.76                     28.14
11.001 to 11.250                                                     50               27,872,274.40                     19.90
11.251 to 11.500                                                     48               28,606,601.93                     20.43
11.501 to 11.750                                                     24               12,081,606.49                      8.63
11.751 to 12.000                                                     14                7,854,489.64                      5.61
12.001 to 12.250                                                      4                1,713,840.63                      1.22
12.251 to 12.500                                                      1                  648,000.00                      0.46
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                     First Adjustment Date of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
First Adjustment Dates                                Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
2010 August                                                           1                      315000                     0.22%
2010 September                                                        3                  728,989.56                      0.52
2010 October                                                         16                7,650,708.74                      5.46
2011 April                                                            7                2,399,114.00                      1.71
2011 July                                                             4                2,173,631.55                      1.55
2011 August                                                          13                6,997,664.30                      5.00
2011 September                                                       10                5,544,020.27                      3.96
2011 October                                                         18               10,967,643.06                      7.83
2011 November                                                         5                3,129,549.00                      2.23
2011 December                                                        30               16,684,166.43                     11.91
2012 January                                                        120               61,673,555.60                     44.04
2012 February                                                        40               21,778,786.37                     15.55
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                                               46

                                 Original Loan-to-Value Ratios of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Original Loan-to-Value Ratios (%)                     Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
20.01 to 30.00                                                        3               $2,063,219.79                     1.47%
30.01 to 40.00                                                        3                2,139,890.00                      1.53
40.01 to 50.00                                                       11                6,085,079.15                      4.35
50.01 to 60.00                                                       25               12,692,170.84                      9.06
60.01 to 70.00                                                       59               35,465,969.61                     25.33
70.01 to 80.00                                                      162               80,473,647.02                     57.46
80.01 to 90.00                                                        4                1,122,852.47                      0.80
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                 Current Loan-to-Value Ratios of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Current Loan-to-Value Ratios (%)                      Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
20.01 to 30.00                                                        4               $2,563,209.79                     1.83%
30.01 to 40.00                                                        3                2,139,890.00                      1.53
40.01 to 50.00                                                       12                6,736,755.22                      4.81
50.01 to 60.00                                                       23               11,540,504.77                      8.24
60.01 to 70.00                                                       61               36,530,469.61                     26.09
70.01 to 80.00                                                      160               79,409,147.02                     56.70
80.01 to 90.00                                                        4                1,122,852.47                      0.80
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                        Remaining Term of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Remaining Term (months)                               Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
341 to 350                                                           27              $11,093,812.30                     7.92%
351 to 360                                                          240              128,949,016.58                     92.08
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                                               47

                           FICO Scores of the Group 2 Mortgage Loans as of the Date of Origination

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Original FICO Scores                                  Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
621 to 640                                                            4               $1,800,999.85                     1.29%
641 to 660                                                            6                2,473,165.35                      1.77
661 to 680                                                           13                5,722,745.43                      4.09
681 to 700                                                           32               15,420,234.95                     11.01
701 to 720                                                           44               24,191,809.83                     17.27
721 to 740                                                           53               29,186,803.90                     20.84
741 to 760                                                           37               21,907,111.64                     15.64
761 to 780                                                           39               20,527,449.93                     14.66
781 to 800                                                           31               14,094,697.37                     10.06
801 to 820                                                            8                4,717,810.63                      3.37
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                      Documentation Type of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Documentation Type                                    Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
Stated Income/Assets Verified                                        99              $55,164,735.94                    39.39%
Full                                                                 96               48,071,201.82                     34.33
Stated Income/Stated Assets                                          37               22,130,987.10                     15.80
Alternate                                                            35               14,675,904.02                     10.48
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                                               48

                                         Loan Purpose of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Loan Purpose                                          Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
Rate/Term Refinance                                                  91              $52,136,872.68                    37.23%
Cashout Refinance                                                    92               44,330,161.34                     31.65
Purchase                                                             84               43,575,794.86                     31.12
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                        Occupancy Type of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
Occupancy Type                                       Number of Initial            Cut-off Date             by Cut-off Date
(as indicated by Borrower)                            Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
Primary                                                             249             $131,683,024.47                    94.03%
Second                                                               17                7,871,933.78                      5.62
Investment                                                            1                  487,870.63                      0.35
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                         Property Type of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Property Type                                         Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
Single Family                                                       169              $94,839,444.67                    67.72%
PUD                                                                  61               29,398,892.64                     20.99
Condominium                                                          34               14,289,742.02                     10.20
2 Family                                                              3                1,514,749.55                      1.08
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                         Lien Position of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Lien Position                                         Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
First                                                               267             $140,042,828.88                   100.00%
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                                               49

                                              Age of the Group 2 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Age (months)                                          Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
  1 to   6                                                          223             $119,777,720.73                    85.53%
  7 to 12                                                            24               11,570,409.85                      8.26
13 to 18                                                             19                8,379,698.30                      5.98
19 to 24                                                              1                  315,000.00                      0.22
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                    Geographic Distribution of the Group 2 Mortgage Loans
                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Geographic Distribution                               Mortgage Loans           Principal Balance          Principal Balance
------------------------------------------------    --------------------     -----------------------    ----------------------
Alabama                                                               2               $1,452,000.00                     1.04%
Arizona                                                               8                3,936,790.00                      2.81
California                                                          101               54,335,883.45                     38.80
Colorado                                                              3                2,581,616.67                      1.84
Connecticut                                                           1                  935,300.00                      0.67
Delaware                                                              1                  219,785.57                      0.16
District of Columbia                                                  3                1,420,129.90                      1.01
Florida                                                              20               11,175,468.67                      7.98
Georgia                                                               9                4,026,477.42                      2.88
Hawaii                                                                3                  915,000.00                      0.65
Idaho                                                                 1                  960,000.00                      0.69
Illinois                                                             14                7,067,933.75                      5.05
Indiana                                                               4                2,353,018.76                      1.68
Kentucky                                                              2                1,164,641.59                      0.83
Maryland                                                             16                6,597,589.36                      4.71
Michigan                                                              8                4,939,278.75                      3.53
Minnesota                                                             1                  535,500.00                      0.38
Missouri                                                              4                1,915,288.12                      1.37
Nevada                                                                2                1,189,000.00                      0.85
New Jersey                                                            5                2,687,000.00                      1.92
New York                                                              1                1,000,000.00                      0.71
North Carolina                                                        4                1,798,400.00                      1.28
Ohio                                                                 12                6,419,405.69                      4.58
Oregon                                                                6                3,535,285.02                      2.52
South Carolina                                                        1                1,000,000.00                      0.71
Tennessee                                                             2                1,081,741.26                      0.77
Texas                                                                 4                1,558,289.70                      1.11
Utah                                                                  2                  536,186.00                      0.38
Virginia                                                             22               10,185,417.25                      7.27
Washington                                                            2                  653,200.00                      0.47
West Virginia                                                         2                1,326,867.87                      0.95
Wyoming                                                               1                  540,334.08                      0.39
------------------------------------------------    --------------------     -----------------------    ----------------------
Total:                                                              267             $140,042,828.88                   100.00%
================================================    ====================     =======================    ======================

                                                               50

---------------------------------------------------------------------------------------------------------------------------
                                     Collateral Summary of the Group 3 Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-off Date assuming all scheduled payment are made on such date and are subject to change.  The balances and percentages may not be exact due to rounding.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                     Collateral Summary of the Group 3 Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                       143
Total Principal Balance                                  $82,445,974.04
Product Type                                             7/1 Hybrid ARMS
Servicer and Originator                                NatCity (25.47%), Fifth Third (41.54%), SunTrust (31.15%), and
                                                       Wells Fargo (1.83%)
Interest Only Percentage                                     82.62%
California Concentration Percentage                           6.39%
Maximum Zip Code Percentage                                   1.85%
Maximum Zip Code                                              32137

                                                        Weighted Average              Minimum                Maximum
Current Principal Balance (1)                              $576,545.27              $223,356.26           $1,500,000.00
Months to First Rate Adjustment (months)                       77                       43                      83
Age (months)                                                    7                        1                      41
Original Term (months)                                         359                      264                    360
Remaining Term (months)                                        352                      262                    359
Gross Coupon                                                 6.430%                   5.250%                  7.250%
Administrative Fee Rate                                      0.353%                   0.262%                  0.387%
Net Coupon                                                   6.077%                   4.988%                  6.863%
Initial Cap                                                  5.000%                   5.000%                  5.000%
Periodic Cap                                                 2.000%                   2.000%                  2.000%
Lifetime Cap                                                 5.013%                   5.000%                  6.000%
Maximum Lifetime Interest Rate                               11.442%                  10.250%                12.875%
Gross Margin                                                 2.261%                   2.250%                  2.750%
Net Margin                                                   1.908%                   1.863%                  2.488%
Original FICO                                                  743                      637                    814
Original LTV Ratio                                           72.76%                   29.37%                  80.00%
Current LTV Ratio                                            72.61%                   29.03%                  80.00%

(1) The current principal balance is calculated as an average not a weighted average.

                                                               51

                                          Product Type of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Product Type                                           Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
ARM 7YR                                                               26            $14,326,020.82                      17.38%
ARM 7YR IO 84                                                         45             30,458,694.65                       36.94
ARM 7YR IO 120                                                        72             37,661,258.57                       45.68
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                           Index Type of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Index Type                                             Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
1YR LIBOR                                                            140            $80,934,468.97                      98.17%
1YR CMT                                                                3              1,511,505.07                        1.83
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                         Interest Only of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Interest Only                                          Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
No                                                                    26            $14,326,020.82                      17.38%
Yes                                                                  117             68,119,953.22                       82.62
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                                               52

                                   Current Principal Balances of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Current Principal Balances ($)                         Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
   200,000.01 to    250,000.00                                         3               $700,952.82                       0.85%
   250,000.01 to    300,000.00                                         3                811,545.02                        0.98
   300,000.01 to    350,000.00                                         5              1,667,612.10                        2.02
   350,000.01 to    400,000.00                                         4              1,539,703.83                        1.87
   400,000.01 to    450,000.00                                        23             10,059,893.40                       12.20
   450,000.01 to    500,000.00                                        27             13,075,476.49                       15.86
   500,000.01 to    550,000.00                                        14              7,357,323.19                        8.92
   550,000.01 to    600,000.00                                        17              9,673,654.15                       11.73
   600,000.01 to    650,000.00                                        15              9,515,077.75                       11.54
   650,000.01 to    700,000.00                                         9              6,024,166.31                        7.31
   700,000.01 to    750,000.00                                         3              2,243,997.85                        2.72
   750,000.01 to    800,000.00                                         1                792,000.00                        0.96
   800,000.01 to    850,000.00                                         3              2,479,787.13                        3.01
   850,000.01 to    900,000.00                                         2              1,744,986.62                        2.12
   900,000.01 to    950,000.00                                         3              2,800,000.00                        3.40
   950,000.01 to  1,000,000.00                                         8              7,861,797.38                        9.54
 1,150,000.01 to  1,200,000.00                                         1              1,173,000.00                        1.42
 1,400,000.01 to  1,450,000.00                                         1              1,425,000.00                        1.73
 1,450,000.01 to  1,500,000.00                                         1              1,500,000.00                        1.82
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                    Current Gross Loan Rates of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Current Gross Loan Rates (%)                           Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
5.001 to 5.250                                                         1               $492,000.00                       0.60%
5.251 to 5.500                                                         4              2,454,220.98                        2.98
5.751 to 6.000                                                        17              8,896,555.11                       10.79
6.001 to 6.250                                                        41             24,239,818.41                       29.40
6.251 to 6.500                                                        23             13,653,316.67                       16.56
6.501 to 6.750                                                        29             17,041,533.02                       20.67
6.751 to 7.000                                                        24             13,256,729.85                       16.08
7.001 to 7.250                                                         4              2,411,800.00                        2.93
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                                               53

                                         Gross Margins of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Gross Margins (%)                                      Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
2.001 to 2.250                                                       139            $80,494,468.97                      97.63%
2.501 to 2.750                                                         4              1,951,505.07                        2.37
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                     Initial Loan Rate Caps of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Initial Loan Rate Caps (%)                             Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
5.000                                                                143            $82,445,974.04                     100.00%
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                    Periodic Loan Rate Caps of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Periodic Loan Rate Caps (%)                            Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
2.000                                                                143            $82,445,974.04                     100.00%
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                           Life Caps of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Loan Life Caps (%)                                     Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
5.000                                                                141            $81,396,719.66                      98.73%
6.000                                                                  2              1,049,254.38                       1.27
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                                               54

                                         Maximum Rates of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Rate Ceilings (%)                                      Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
10.001 to 10.250                                                       1               $492,000.00                       0.60%
10.251 to 10.500                                                       4              2,454,220.98                        2.98
10.751 to 11.000                                                      17              8,896,555.11                       10.79
11.001 to 11.250                                                      41             24,239,818.41                       29.40
11.251 to 11.500                                                      23             13,653,316.67                       16.56
11.501 to 11.750                                                      28             16,470,247.14                       19.98
11.751 to 12.000                                                      23             12,778,761.35                       15.50
12.001 to 12.250                                                       4              2,411,800.00                        2.93
12.501 to 12.750                                                       1                571,285.88                        0.69
12.751 to 13.000                                                       1                477,968.50                        0.58
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                     First Adjustment Date of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
First Adjustment Dates                                 Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
2010 October                                                           1                  569608.2                       0.69%
2012 June                                                              1                449,896.87                        0.55
2012 October                                                           1                499,715.91                        0.61
2012 November                                                          1                448,000.00                        0.54
2013 March                                                             5              2,696,690.71                        3.27
2013 April                                                            34             17,846,822.63                       21.65
2013 June                                                              1                574,516.00                        0.70
2013 July                                                             17              9,281,888.42                       11.26
2013 August                                                           29             15,903,508.26                       19.29
2013 September                                                        17              9,798,783.66                       11.89
2013 October                                                           9              6,168,470.93                        7.48
2013 November                                                          3              2,390,000.00                        2.90
2013 December                                                         13              8,356,038.49                       10.14
2014 January                                                           8              4,929,266.34                        5.98
2014 February                                                          3              2,532,767.62                        3.07
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                                               55

                                 Original Loan-to-Value Ratios of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Original Loan-to-Value Ratios (%)                      Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
20.01 to 30.00                                                         1               $508,058.56                       0.62%
40.01 to 50.00                                                         5              2,386,060.83                        2.89
50.01 to 60.00                                                        12              8,184,959.38                        9.93
60.01 to 70.00                                                        22             13,781,071.27                       16.72
70.01 to 80.00                                                       103             57,585,824.00                       69.85
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                  Current Loan-to-Value Ratios of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Current Loan-to-Value Ratios (%)                       Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
20.01 to 30.00                                                         1               $508,058.56                       0.62%
40.01 to 50.00                                                         5              2,386,060.83                        2.89
50.01 to 60.00                                                        12              8,184,959.38                        9.93
60.01 to 70.00                                                        23             14,276,630.31                       17.32
70.01 to 80.00                                                       102             57,090,264.96                       69.25
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                         Remaining Term of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Remaining Term (months)                                Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
261 to 270                                                             1               $445,737.78                       0.54%
311 to 320                                                             1                569,608.20                        0.69
331 to 340                                                             1                449,896.87                        0.55
341 to 350                                                            42             22,051,229.25                       26.75
351 to 360                                                            98             58,929,501.94                       71.48
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                                               56

                           FICO Scores of the Group 3 Mortgage Loans as of the Date of Origination

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Original FICO Scores                                   Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
621 to 640                                                             1               $437,769.42                       0.53%
641 to 660                                                             3              1,530,192.38                        1.86
661 to 680                                                             9              5,121,358.94                        6.21
681 to 700                                                            18             10,535,774.21                       12.78
701 to 720                                                            15              8,921,367.46                       10.82
721 to 740                                                            22             11,944,815.25                       14.49
741 to 760                                                            12              7,060,173.22                        8.56
761 to 780                                                            35             20,637,832.32                       25.03
781 to 800                                                            19             10,979,525.74                       13.32
801 to 820                                                             9              5,277,165.10                        6.40
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                       Documentation Type of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Documentation Type                                     Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
Full                                                                  87            $50,452,120.68                      61.19%
Stated Income/Stated Assets                                           29             17,772,814.34                       21.56
Stated Income/Assets Verified                                         26             13,669,574.76                       16.58
Alternate                                                              1                551,464.26                        0.67
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                                               57

                                          Loan Purpose of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Loan Purpose                                           Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
Purchase                                                              84            $47,907,697.87                      58.11%
Rate/Term Refinance                                                   35             21,107,556.27                       25.60
Cashout Refinance                                                     24             13,430,719.90                       16.29
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                         Occupancy Type of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
Occupancy Type                                       Number of Initial            Cut-off Date             by Cut-off Date
(as indicated by Borrower)                             Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
Primary                                                              122            $70,012,652.38                      84.92%
Second                                                                20             11,993,321.66                       14.55
Investment                                                             1                440,000.00                        0.53
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                         Property Type of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Property Type                                          Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
Single Family                                                         87            $51,853,297.01                      62.89%
PUD                                                                   34             18,039,402.25                       21.88
Condominium                                                           20             11,742,691.56                       14.24
2 Family                                                               2                810,583.22                        0.98
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                         Lien Position of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Lien Position                                          Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
First                                                                143            $82,445,974.04                     100.00%
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                                               58

                                              Age of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Age (months)                                           Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
 1 to  6                                                              53            $34,175,327.04                      41.45%
 7 to 12                                                              86             46,303,426.02                       56.16
13 to 18                                                               2                947,715.91                        1.15
19 to 24                                                               1                449,896.87                        0.55
37 to 42                                                               1                569,608.20                        0.69
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                    Geographic Distribution of the Group 3 Mortgage Loans

                                                                                                         Percent of Initial
                                                                                                           Mortgage Loans
                                                     Number of Initial            Cut-off Date             by Cut-off Date
Geographic Distribution                                Mortgage Loans          Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ---------------------    ------------------------
Arizona                                                                4             $2,538,206.46                       3.08%
California                                                            10              5,265,548.75                        6.39
Colorado                                                               1                507,350.00                        0.62
District of Columbia                                                   5              2,725,396.00                        3.31
Florida                                                               30             19,186,064.19                       23.27
Georgia                                                               13              7,623,729.61                        9.25
Hawaii                                                                 2              1,129,028.98                        1.37
Illinois                                                               5              1,993,675.08                        2.42
Indiana                                                                3              1,891,737.78                        2.29
Kentucky                                                               1                571,200.00                        0.69
Maryland                                                               7              3,204,753.51                        3.89
Michigan                                                              15              8,321,920.94                       10.09
Missouri                                                               1                935,000.00                        1.13
New Hampshire                                                          1              1,425,000.00                        1.73
New Jersey                                                             1                449,896.87                        0.55
North Carolina                                                         3              1,567,983.32                        1.90
Ohio                                                                  12              8,895,422.91                       10.79
Oregon                                                                 1                236,600.00                        0.29
Rhode Island                                                           1                341,978.40                        0.41
South Carolina                                                         3              1,539,325.00                        1.87
Tennessee                                                              2              1,080,000.00                        1.31
Texas                                                                  1                569,608.20                        0.69
Utah                                                                   1                411,200.00                        0.50
Virginia                                                              20             10,035,348.04                       12.17
------------------------------------------------    ---------------------     ---------------------    ------------------------
Total:                                                               143            $82,445,974.04                     100.00%
================================================    =====================     =====================    ========================

                                                               59

---------------------------------------------------------------------------------------------------------------------------
                                     Collateral Summary of the Group 4 Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-off Date assuming all scheduled payment are made on such date and are subject to change.  The balances and percentages may not be exact due to rounding.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                     Collateral Summary of the Group 4 Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                       48
Total Principal Balance                                  $27,355,331.50
Product Type                                              10/1 Hybrid ARMS
Servicer and Originator                                NatCity (4.13%), Fifth Third (28.62%), and SunTrust (67.26%)
Interest Only Percentage                                     96.64%
California Concentration Percentage                           4.09%
Maximum Zip Code Percentage                                   5.64%
Maximum Zip Code                                              45208

                                                        Weighted Average              Minimum                Maximum
Current Principal Balance (1)                              $569,902.74              $307,340.41           $1,000,000.00
Months to First Rate Adjustment (months)                       113                      102                    118
Age (months)                                                    7                        2                      18
Original Term (months)                                         360                      360                    360
Remaining Term (months)                                        353                      342                    358
Gross Coupon                                                 6.685%                   6.000%                  7.250%
Administrative Fee Rate                                      0.382%                   0.262%                  0.387%
Net Coupon                                                   6.303%                   5.738%                  6.863%
Initial Cap                                                  5.000%                   5.000%                  5.000%
Periodic Cap                                                 2.000%                   2.000%                  2.000%
Lifetime Cap                                                 5.000%                   5.000%                  5.000%
Maximum Lifetime Interest Rate                               11.685%                  11.000%                12.250%
Gross Margin                                                 2.267%                   2.250%                  2.625%
Net Margin                                                   1.885%                   1.863%                  2.238%
Original FICO                                                  738                      665                    804
Original LTV Ratio                                           71.50%                   29.41%                  80.00%
Current LTV Ratio                                            71.09%                   29.41%                  80.00%

(1) The current principal balance is calculated as an average not a weighted average.

                                                               60

                                           Product Type of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Product Type                                           Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
ARM 10YR                                                               2                  $918,133.87                      3.36%
ARM 10YR IO 120                                                       46                26,437,197.63                      96.64
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                            Index Type of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Index Type                                             Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
1YR LIBOR                                                             48               $27,355,331.50                    100.00%
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                          Interest Only of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Interest Only                                          Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
No                                                                     2                  $918,133.87                      3.36%
Yes                                                                   46                26,437,197.63                      96.64
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                                               61

                                    Current Principal Balances of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Current Principal Balances ($)                         Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
   300,000.01 to    350,000.00                                         1                  $307,340.41                      1.12%
   350,000.01 to    400,000.00                                         1                   352,500.00                       1.29
   400,000.01 to    450,000.00                                         5                 2,187,241.37                       8.00
   450,000.01 to    500,000.00                                        12                 5,722,150.53                      20.92
   500,000.01 to    550,000.00                                         9                 4,753,298.46                      17.38
   550,000.01 to    600,000.00                                         4                 2,372,591.71                       8.67
   600,000.01 to    650,000.00                                         5                 3,155,026.92                      11.53
   650,000.01 to    700,000.00                                         5                 3,407,593.10                      12.46
   700,000.01 to    750,000.00                                         2                 1,475,689.00                       5.39
   750,000.01 to    800,000.00                                         1                   776,250.00                       2.84
   800,000.01 to    850,000.00                                         1                   845,650.00                       3.09
   950,000.01 to  1,000,000.00                                         2                 2,000,000.00                       7.31
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                     Current Gross Loan Rates of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Current Gross Loan Rates (%)                           Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
5.751 to 6.000                                                         1                  $352,500.00                      1.29%
6.001 to 6.250                                                         3                 1,939,778.65                       7.09
6.251 to 6.500                                                        13                 6,951,152.17                      25.41
6.501 to 6.750                                                        15                 8,611,320.92                      31.48
6.751 to 7.000                                                        15                 8,881,398.80                      32.47
7.001 to 7.250                                                         1                   619,180.96                       2.26
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                          Gross Margins of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Gross Margins (%)                                      Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
2.001 to 2.250                                                        45               $26,097,491.09                     95.40%
2.501 to 2.750                                                         3                 1,257,840.41                       4.60
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                                               62

                                      Initial Loan Rate Caps of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Initial Loan Rate Caps (%)                             Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
5.000                                                                 48               $27,355,331.50                    100.00%
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                     Periodic Loan Rate Caps of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Periodic Loan Rate Caps (%)                            Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
2.000                                                                 48               $27,355,331.50                    100.00%
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                            Life Caps of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Loan Life Caps (%)                                     Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
5.000                                                                 48               $27,355,331.50                    100.00%
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                          Maximum Rates of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Rate Ceilings (%)                                      Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
10.751 to 11.000                                                       1                  $352,500.00                      1.29%
11.001 to 11.250                                                       3                 1,939,778.65                       7.09
11.251 to 11.500                                                      13                 6,951,152.17                      25.41
11.501 to 11.750                                                      15                 8,611,320.92                      31.48
11.751 to 12.000                                                      15                 8,881,398.80                      32.47
12.001 to 12.250                                                       1                   619,180.96                       2.26
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                                               63

                                      First Adjustment Date of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
First Adjustment Dates                                 Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
2015 September                                                         1                  $352,500.00                      1.29%
2015 October                                                           1                   776,250.00                       2.84
2016 June                                                              3                 1,351,843.06                       4.94
2016 July                                                             11                 5,682,962.79                      20.77
2016 August                                                           15                 8,190,442.87                      29.94
2016 September                                                        10                 6,857,720.63                      25.07
2016 October                                                           1                   544,000.00                       1.99
2016 December                                                          4                 2,615,648.00                       9.56
2017 January                                                           2                   983,964.15                       3.60
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                  Original Loan-to-Value Ratios of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Original Loan-to-Value Ratios (%)                      Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
20.01 to 30.00                                                         2                $1,624,999.96                      5.94%
40.01 to 50.00                                                         4                 1,896,298.59                       6.93
50.01 to 60.00                                                         3                 1,724,998.00                       6.31
60.01 to 70.00                                                         4                 1,967,394.90                       7.19
70.01 to 80.00                                                        35                20,141,640.05                      73.63
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                   Current Loan-to-Value Ratios of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Current Loan-to-Value Ratios (%)                       Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
20.01 to 30.00                                                         2                $1,624,999.96                      5.94%
40.01 to 50.00                                                         5                 2,203,639.00                       8.06
50.01 to 60.00                                                         5                 2,649,363.49                       9.68
60.01 to 70.00                                                         2                 1,183,689.00                       4.33
70.01 to 80.00                                                        34                19,693,640.05                      71.99
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                                               64

                                          Remaining Term of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Remaining Term (months)                                Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
341 to 350                                                             2                $1,128,750.00                      4.13%
351 to 360                                                            46                26,226,581.50                      95.87
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                            FICO Scores of the Group 4 Mortgage Loans as of the Date of Origination

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Original FICO Scores                                   Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
661 to 680                                                             5                $2,940,585.51                     10.75%
681 to 700                                                             4                 2,121,199.72                       7.75
701 to 720                                                             7                 4,263,553.39                      15.59
721 to 740                                                             8                 4,116,795.77                      15.05
741 to 760                                                             7                 3,377,376.52                      12.35
761 to 780                                                            10                 6,122,429.53                      22.38
781 to 800                                                             6                 3,917,391.06                      14.32
801 to 820                                                             1                   496,000.00                       1.81
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                        Documentation Type of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Documentation Type                                     Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
Full                                                                  32               $17,846,955.11                     65.24%
Stated Income/Assets Verified                                         10                 5,614,378.39                      20.52
Stated Income/Stated Assets                                            6                 3,893,998.00                      14.23
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                                               65

                                           Loan Purpose of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Loan Purpose                                           Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
Purchase                                                              31               $18,466,401.90                     67.51%
Cashout Refinance                                                     10                 5,654,622.39                      20.67
Rate/Term Refinance                                                    7                 3,234,307.21                      11.82
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                          Occupancy Type of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
Occupancy Type                                       Number of Initial             Cut-off Date              by Cut-off Date
(as indicated by Borrower)                             Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
Primary                                                               41               $23,742,567.07                     86.79%
Second                                                                 4                 2,354,924.02                       8.61
Investment                                                             3                 1,257,840.41                       4.60
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                          Property Type of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Property Type                                          Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
Single Family                                                         34               $19,052,531.59                     69.65%
PUD                                                                   10                 6,254,458.85                      22.86
Condominium                                                            4                 2,048,341.06                       7.49
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                                               66

                                          Lien Position of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Lien Position                                          Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
First                                                                 48               $27,355,331.50                    100.00%
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                               Age of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Age (months)                                           Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
1 to   6                                                              17               $11,001,332.78                     40.22%
7 to 12                                                               29                15,225,248.72                      55.66
13 to 18                                                               2                 1,128,750.00                       4.13
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

                                     Geographic Distribution of the Group 4 Mortgage Loans

                                                                                                            Percent of Initial
                                                                                                              Mortgage Loans
                                                     Number of Initial             Cut-off Date              by Cut-off Date
Geographic Distribution                                Mortgage Loans            Principal Balance          Principal Balance
------------------------------------------------    ---------------------     ------------------------    -----------------------
California                                                             2                $1,119,949.72                      4.09%
District of Columbia                                                   1                   352,500.00                       1.29
Florida                                                                7                 3,829,056.59                      14.00
Georgia                                                               13                 6,977,827.23                      25.51
Hawaii                                                                 1                   776,250.00                       2.84
Illinois                                                               2                 1,317,650.00                       4.82
Maryland                                                               2                 1,339,941.71                       4.90
Michigan                                                               1                   600,000.00                       2.19
Nevada                                                                 1                   524,000.00                       1.92
North Carolina                                                         4                 1,908,840.37                       6.98
Ohio                                                                   4                 3,003,964.15                      10.98
South Carolina                                                         2                 1,267,180.96                       4.63
Virginia                                                               8                 4,338,170.77                      15.86
------------------------------------------------    ---------------------     ------------------------    -----------------------
Total:                                                                48               $27,355,331.50                    100.00%
================================================    =====================     ========================    =======================

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                                                               67